                                                                    EXHIBIT 10.7

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                            STOCK PURCHASE AGREEMENT

                                     AMONG

                             RENTX INDUSTRIES, INC.

                                    AND THE

                                  SHAREHOLDERS

                                       OF

                         A TO Z RENTALS AND SALES, INC.

                           DATED AS OF MAY 29, 1996





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
                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . .        3
         1.1.    Defined Terms  . . . . . . . . . . . . . . . . . .          3

2.       Purchase and Sale. . . . . . . . . . . . . . . . . . . . . .       11
         2.1.    Basic Transaction  . . . . . . . . . . . . . . . . .       11
         2.2.    Purchase Price; Payment  . . . . . . . . . . . . . .       11
         2.3.    Sales Taxes, Etc.  . . . . . . . . . . . . . . . . .       12
         2.4.    Closing; Effective Date  . . . . . . . . . . . . . .       12
         2.5.    Deliveries at the Closing  . . . . . . . . . . . . .       12

3.       Representations and Warranties.  . . . . . . . . . . . . . .       12
         3.1.    Representations and Warranties of the Shareholders .       12
         3.2.    Representations and Warranties of the Buyer  . . . .       30
         3.3.    Survival of Representations  . . . . . . . . . . . .       31
         3.4.    Representations as to Knowledge  . . . . . . . . . .       31

4.       Pre-Closing Covenants  . . . . . . . . . . . . . . . . . . .       31
         4.1.    General  . . . . . . . . . . . . . . . . . . . . . .       31
         4.2.    Operation of Business  . . . . . . . . . . . . . . .       32
         4.3.    Preservation of Business . . . . . . . . . . . . . .       32
         4.4.    Full Access  . . . . . . . . . . . . . . . . . . . .       32
         4.5.    Notice of Developments . . . . . . . . . . . . . . .       32
         4.6.    Exclusivity  . . . . . . . . . . . . . . . . . . . .       33
         4.7.    Announcements  . . . . . . . . . . . . . . . . . . .       33
         4.8.    Confirmatory Conveyance  . . . . . . . . . . . . . .       33
         4.9.    Closing Date Liabilities and Distribution. . . . . .       33

5.       Post-Closing Covenants . . . . . . . . . . . . . . . . . . .       34
         5.1.    Further Assurances . . . . . . . . . . . . . . . . .       34
         5.2.    Transition . . . . . . . . . . . . . . . . . . . . .       34
         5.3.    Cooperation  . . . . . . . . . . . . . . . . . . . .       34
         5.4.    Confidentiality  . . . . . . . . . . . . . . . . . .       34
         5.5.    Post-Closing Announcements . . . . . . . . . . . . .       34
         5.6.    Financial Statements . . . . . . . . . . . . . . . .       34
         5.7.    Termination of Obligations . . . . . . . . . . . . .       35

6.       Conditions to Closing  . . . . . . . . . . . . . . . . . . .       35
         6.1.    Conditions to Obligation of the Buyer  . . . . . . .       35
         6.2.    Conditions to Obligation of the Shareholders . . . .       37





                                      (i)

7.       Remedies for Breaches of This Agreement  . . . . . . . . . .       38
         7.1.    Indemnification Provisions for Benefit of the Buyer
                 and the Company  . . . . . . . . . . . . . . . . . .       38
         7.2.    Indemnification Provisions for Benefit of the
                 Shareholders . . . . . . . . . . . . . . . . . . . .       40
         7.3.    Matters Involving Third Parties  . . . . . . . . . .       41
         7.4.    Right of Offset. . . . . . . . . . . . . . . . . . .       42
         7.5.    Other Remedies . . . . . . . . . . . . . . . . . . .       42

8.       Termination  . . . . . . . . . . . . . . . . . . . . . . . .       42
         8.1.    Termination of Agreement . . . . . . . . . . . . . .       42
         8.2.    Effect of Termination  . . . . . . . . . . . . . . .       42
         8.3.    Confidentiality  . . . . . . . . . . . . . . . . . .       43

9.       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . .       43
         9.1.    No Third-Party Beneficiaries . . . . . . . . . . . .       43
         9.2.    Entire Agreement . . . . . . . . . . . . . . . . . .       43
         9.3.    Succession and Assignment  . . . . . . . . . . . . .       43
         9.4.    Counterparts . . . . . . . . . . . . . . . . . . . .       43
         9.5.    Headings . . . . . . . . . . . . . . . . . . . . . .       43
         9.6.    Notices  . . . . . . . . . . . . . . . . . . . . . .       43
         9.7.    Governing Law  . . . . . . . . . . . . . . . . . . .       44
         9.8.    Amendments and Waivers . . . . . . . . . . . . . . .       44
         9.9.    Severability . . . . . . . . . . . . . . . . . . . .       44
         9.10.   Expenses . . . . . . . . . . . . . . . . . . . . . .       44
         9.11.   Arbitration  . . . . . . . . . . . . . . . . . . . .       45
         9.12.   Construction . . . . . . . . . . . . . . . . . . . .       45
         9.13.   Incorporation of Exhibits  . . . . . . . . . . . . .       45
         9.14.   Shareholders' Agent. . . . . . . . . . . . . . . . .       45

Exhibits:

Exhibit 1.1(a)                         Exhibit 3.1(b)                          Exhibit 3.1(r)
Exhibit 1.1(b)                         Exhibit 3.1(c)                          Exhibit 3.1(s)
[EXHIBIT 1.1(C)                        Exhibit 3.1(e)                          Exhibit 3.1(t)
INTENTIONALLY OMITTED]                 Exhibit 3.1(f)                          Exhibit 3.1(v)
Exhibit 1.1(d)                         Exhibit 3.1(g)                          Exhibit 3.1(x)
Exhibit 1.1(e)                         Exhibit 3.1(h)                          Exhibit 3.1(y)
Exhibit 1.1(f)                         Exhibit 3.1(j)                          Exhibit 3.1(z)
Exhibit 1.1(g)                         Exhibit 3.1(k)                          Exhibit 3.1(aa)
Exhibit 1.1(h)                         Exhibit 3.1(k)(ii)                      Exhibit 3.1(ab)
Exhibit 1.1(i)                         Exhibit 3.1(k)(iii)                     Exhibit 3.1(ac)
Exhibit 1.1(j)                         Exhibit 3.1(l)                          Exhibit 4.2
Exhibit 2.2                            Exhibit 3.1(m)                          Exhibit 6.1(i)
Exhibit 3.1(a)                         Exhibit 3.1(p)                          Exhibit 6.2(f)
                                       Exhibit 3.1(q)(ii)





                                      (ii)

               This Stock Purchase Agreement (this "Agreement") is entered into as of May 29, 1996 among RentX Industries, Inc., a Delaware corporation (the "Buyer"), Milton L. Neumann and Alice E. Neumann, husband and wife (each, an "Individual Shareholder" and collectively, the "Individual Shareholders"), and Milt and Alice Neumann Charitable Remainder Unitrust, Milt and Alice Neumann Charitable Remainder Annuity Trust, Cheryl Kettrick Charitable Trust, Steve Neumann Charitable Trust, Cheryl Kettrick Charitable Remainder Unitrust, Steve Neumann Charitable Remainder Unitrust and Jody Depew Charitable Remainder Unitrust (each, a "Trust Shareholder" and collectively, the "Trust Shareholders").

                                    Recitals

                 The Shareholders own, in the aggregate, all of the issued and outstanding capital stock of A to Z Rentals and Sales, Inc., a Washington corporation (the "Company"). The Shareholders desire to sell, and the Buyer desires to purchase, all of such capital stock as provided in this Agreement.

                                   Agreement

                 NOW, THEREFORE, in consideration of the premises, the mutual representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1.      Definitions.

                 1.1. Defined Terms. The following terms used in this Agreement shall have the meanings designated below:

                          Adverse Consequences means all actions, suits,
proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, damages, costs, expenses and fees (including court costs and fees and expenses of counsel and other experts), plus interest at a rate equal to the prime rate quoted from time to time by Norwest Bank Colorado, N.A. plus two percentage points accrued from the date any Adverse Consequence becomes a liability of a party as determined in accordance with GAAP.

                          Affiliate means, with respect to any Person, (a) any
Person in which such Person directly or indirectly holds an equity or profits interest, (b) any Person controlling, controlled by or under common control with such Person or (c) any Person to whom such Person provides or has provided financial assistance. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or voting interests, by contract or otherwise.

                          Affiliated Group means any affiliated group within
the meaning of Code Section 1504 or any similar group defined under a similar provision of state, local or foreign law.

                          Assets means all right, title and interest of the
Company in and to all of the tangible and intangible assets of the Company except the Excluded Assets, but including, without limitation, all of its (a) tangible personal property (such as machinery, equipment, inventories, supplies, manufactured and purchased parts, furniture, automobiles (if any), trucks, tractors, trailers and tools), (b) all real property (other than the Excluded Real Property), leaseholds, improvements, fixtures, fittings, easements, rights-of-way and appurtenances, including, without limitation, the Company Improvements, Fixtures and Fittings, (c) Intellectual Property and goodwill, corporate names and tradenames, licenses and sublicenses granted and obtained with respect thereto and rights thereunder, remedies against infringements thereof, and rights to protection of interests therein, (d) agreements, contracts, instruments, security interests, guaranties, other similar arrangements, and rights thereunder, (e) accounts, notes and other receivables, (f) securities, (g) $1,600 in cash ($400 of which will be left in the cash register of each of the Company's four stores on the Premises as of the Closing), (h) claims, deposits, payments, refunds, causes of action, choses in action, rights of recovery, rights of set-off and rights of recoupment (including any such item relating to the payment of Taxes), (i) franchises, approvals, Permits, licenses, orders, registrations, certificates, variances, and similar rights obtained from governments and governmental agencies and (j) books, records, ledgers, files, documents, correspondence, lists, drawings, specifications, creative materials, advertising and promotional materials, studies, reports, and other printed or written materials.

                          Benefit Arrangement means any employment, severance
or other similar contract, arrangement or policy and each plan or agreement (written or oral) providing through insurance coverage or through any self-insured arrangement, workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, deferred compensation, profit sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation, reduced interest or interest free loans, mortgages, relocation assistance or post-retirement insurance, compensation or other benefits (including, without limitation any contracts, arrangements, or understandings relating to the sale of the Company) that (a) is not an Employee Benefit Plan, (b) is entered into, maintained or contributed to by the Company, and (c) benefits any employee or former employee of the Company or any relative thereof.

                          Business means all business conducted by the Company
at any time within 36 months prior to the Closing.

                          Closing has the meaning given it in Section 2.4.

                          Closing Balance Sheet means the balance sheet of the
Company as of the Closing Date, after giving effect to the transactions required by Section 4.8, prepared in accordance with GAAP and audited by the Buyer's certified public accounting firm at the Buyer's expense.

                          Closing Date has the meaning given it in Section 2.4.

                          Closing Date Distribution has the meaning given it in
Section 4.9.

                          Closing Date Liabilities has the meaning given it in
Section 4.9.

                          Closing Date Trade Payables means trade payables of
the Company incurred in the ordinary course of business on or prior to the Closing Date, which are in existence as of the Closing Date but are not then due and payable in accordance with their normal stated terms consistent with past practice (but without deferral, extension, modification, delay or postponement), but excluding in all cases any trade payables of the Company to any Shareholder or Affiliate or relative thereof, as set forth on the Closing Balance Sheet.

                          Code means the Internal Revenue Code of 1986, as
amended.

                          Company Improvements, Fixtures and Fittings has the
meaning set forth in the definition of Excluded Real Property.

                          Company Transaction Expenses has the meaning set forth
in Section 9.10.

                          Confidential Information means any information
concerning the subject Person or the subject Person's business, products, financial condition, prospects and affairs that is not already generally available to the public.

                          Current Rental Equipment has the meaning set forth in
Section 4.2.

                          Current Rental Equipment Decreases has the meaning
set forth in Section 4.2.

                          Current Rental Equipment Receivable means any note or
account receivable of the Company which arose or arises as consideration for the sale by the Company of any Current Rental Equipment as set forth on Exhibit 4.2.

                          Douglas Lease has the meaning set forth in the
definition of Premises Leases.

                          Employee Benefit Plan means any (a) nonqualified
deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee

Pension Benefit Plan (including any Multiemployer Plan) or (d) Employee Welfare Benefit Plan.

                          Employee Pension Benefit Plan has the meaning set
forth in ERISA Section 3(2).

                          Employee Welfare Benefit Plan has the meaning set
forth in ERISA Section 3(1).

                          Employment Agreements means the Employment and
Noncompetition Agreements between the Buyer and each of Steven L. Neumann and Cheryl L. Kettrick in the forms of Exhibits 1.1(a) and 1.1(b) to be entered into at the Closing.

                          Encumbrance means any mortgage, pledge, conditional
sale agreement, charge, claim, interest of another, lien, security interest, title defect or other encumbrance.

                          Environmental Liability means any Liability or
Adverse Consequence directly or indirectly arising from, resulting from, relating to or caused by (a) any condition, circumstance or activity previously, now or hereafter existing on, in or under or previously, now or hereafter affecting any of the Premises or any other real property or facilities previously owned, occupied, used or operated by the Company or any predecessor at any time, regardless of the source or cause thereof, (b) the use, presence, generation, handling, remediation, storage, treatment, removal, transportation, release or disposal of any Hazardous Material by the Company or any predecessor at any time, (c) the failure by the Company, any predecessor or any lessor to comply with any Environmental Obligation, (d) the requirements of any Governmental Authority or other Person that any studying, testing, monitoring, reporting or remediation of environmental conditions be undertaken,
(e) any action, proceeding or claim of a Governmental Authority or any other Person asserted in connection with any of the foregoing and (f) any impairment following the Closing Date to the value or use of the Premises or of the Business arising from, resulting from, relating to or caused by any of the foregoing.

                          Environmental Obligations means all federal, state
and local laws, regulations, rules, orders, permits, licenses, approvals, ordinances, judgments, injunctions, directives, and common law relating to land use, public health, safety, welfare or the environment or to the impact of business and activities upon public health, safety, welfare, land use or the environment, including, but not limited to, all requirements of the following federal statutes, as amended, and regulations promulgated pursuant thereto as in effect from time to time: the Clean Air Act; the Clean Water Act; the Resource Conservation and Recovery Act; the Safe Drinking Water Act; the Federal Insecticide, Fungicide and Rodenticide Act; the National Environmental Policy Act; the Comprehensive Environmental Response, Compensation, and Liability Act; OSHA; the Emergency Planning and Community Right-to-Know Act; the Toxic Substances Control Act; and any state or local law counterpart or supplement to such Acts.

                          ERISA means the Employee Retirement Income Security
Act of 1974, as amended, and any regulations, rules or orders promulgated thereunder.

                          ERISA Controlled Group means any Persons which
together are treated as a single employer under Section 4001(b)(i) of ERISA or Sections 4014(b), (c), (m) or (o) of the Code.

                          Excluded Assets means (a) all cash of the Company on
hand as of the Closing Date (other than the $1,600 described in clause (g) of the definition of Assets) and (b) the Excluded Real Property.

                          Excluded Real Property means the land and buildings
comprising the Premises (and the easements, rights of way and appurtenances thereto), and the improvements and fixtures located thereon or attached thereto which are identified on Exhibit 1.1(d) (such improvements and fixtures identified on Exhibit 1.1(d) are referred to collectively as the "Individual Shareholders Improvements and Fixtures"); provided, however, that all improvements, fixtures and fittings located thereon or attached thereto which are not the Individual Shareholders Improvements and Fixtures shall be owned by the Company as of the Closing Date and shall be the subject of the confirmatory conveyance to the Company prior to the Closing Date as required by Section 4.8 (the improvements, fixtures and fittings which are to be so owned by the Company as of the Closing Date are referred to collectively as the "Company Improvements, Fixtures and Fittings").

                          GAAP means generally accepted accounting principles as
in effect from time to time in the United States.

                          Governmental Authority means (a) the United States of
America, (b) any state, commonwealth, territory or possession of the United States of America and any political subdivision thereof (including counties, municipalities and the like), (c) any foreign (as to the United States of America) sovereign entity and any political subdivision thereof or (d) any agency, authority or instrumentality of any of the foregoing, including, without limitation, any court, tribunal, department, bureau, commission or board.

                          Hazardous Materials means any material, chemical,
compound, mixture, substance or waste which is regulated by any Governmental Authority having jurisdiction over any premises, including but not limited to
(a) any oil or petroleum compounds, flammable substances, explosives, radioactive materials, or any other materials or pollutants which pose a hazard to the premises or to persons in or about the premises or which cause the premises to be in violation of any Legal Requirement, (b) asbestos, asbestos-containing material or presumed asbestos-containing material of any kind or character, (c) polychlorinated biphenyls, (d) any materials or substances designated as "hazardous substances" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq., (e) "economic poison," as defined in the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.
Section 135 et seq., (f) "chemical substance," "new chemical substance," or "hazardous chemical substance or mixture" pursuant to Sections 3, 6 and 7 of the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., (g) "hazardous substances" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq., and (h) "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.

                          Individual Shareholders Improvements and Fixtures has
the meaning set forth in the definition of Excluded Real Property.

                          Intellectual Property means (a) all inventions
(whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, (c) all copyrightable works, all copyrights and all applications, registrations and renewals in connection therewith, (d) all mask works and all applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals),
(f) all computer software (including data and related documentation), (g) all other proprietary rights and (h) all copies and tangible and intangible embodiments thereof (in whatever form or medium).

                          Interim Period Receivables has the meaning given it in
Section 3.1(n).

                          Inventory means tangible personal property owned,
leased or otherwise held by the Company for rental, lease, sale or use in the ordinary course of business.

                          Latest Balance Sheet has the meaning given it in
Section 3.1(f).

                          Leases means all leases pursuant to which the Company
is the lessee of any property.

                          Legal Requirement means any constitution, statute,
ordinance, code, law, rule, regulation, order or other requirement, standard or procedure enacted, adopted or applied by any Governmental Authority, including judicial decisions applying common law or interpreting any other Legal Requirement.

                          Liability means any liability or obligation (whether
known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

                          Multiemployer Plan has the meaning set forth in ERISA
Section 3(37).

                          New Rental Equipment has the meaning set forth in
Section 4.2.

                          New Rental Equipment Increases has the meaning set
forth in Section 4.2.

                          1996 Unpaid Personal Property Taxes means the amount
of those personal property taxes set forth on Exhibit 1.1(e) assessed against the Company in 1995 by any Governmental Authority of the State of Washington in respect of 1996 but which are not due and payable in whole or in part until October, 1996 (it being understood that the Company has timely paid the amount of such personal property taxes which were due and payable in April, 1996).

                          1997 Personal Property Taxes means those personal
property taxes assessed against the Company in 1996 by any Governmental Authority of the State of Washington in respect of 1997 but which are not due and payable in whole or in part until 1997.

                          Noncompetition Agreement means the Noncompetition
Agreement among the Buyer, on the one hand, and Milton L. Neumann, Alice E. Neumann and the Trust Shareholders, on the other hand, in the form of Exhibit 1.1(f) to be entered into at the Closing.

                          Orders means all applicable judgments, injunctions,
orders, decrees, notices of violation or other requirements of any Governmental Authority or arbitrator having jurisdiction in the matter, including a bankruptcy court or trustee.

                          OSHA means the Occupational Safety and Health Act of
1970, as amended, and any regulations, rules or orders promulgated thereunder.

                          Other Buyer Agreements means the Employment
Agreements, the Noncompetition Agreement, the Premises Leases (except for the Premises Lease under which Harlan Douglas is lessor) and the other documents and instruments to be executed and delivered by the Buyer pursuant to this Agreement.

                          Other Seller Agreements means the Employment
Agreements, the Noncompetition Agreement, the Premises Leases (except for the Premises Lease under which Harlan Douglas is lessor), the stock powers and the other documents and instruments to be executed and delivered by any Individual Shareholder, any relative thereof, or any Trust Shareholder pursuant to this Agreement.

                          Permits means all permits, licenses, consents,
franchises, authorizations, approvals, privileges, waivers, exemptions, exclusionary or inclusionary orders and other concessions, whether governmental or private, including, without limitation, all environmental, public health or safety permits required in connection with the Company's business.

                          Person means an individual, partnership, corporation,
association, joint stock company, trust, joint venture, limited liability company, unincorporated organization or Governmental Authority.

                          Premises means the real property, buildings and
improvements thereon constituting the business premises of the Company, located as described on Exhibit 1.1(g).

                          Premises Leases means (a) the Shareholder Leases and
(b) the lease agreement between the Company and Harlan Douglas as lessor, and any consent required thereunder to the transactions described herein or by the Buyer in connection with such lease (which shall be obtained by the Shareholders) (the "Douglas Lease"), under which the Buyer will lease the Premises following the Closing.

                          Post-Closing Douglas Lease Obligations means those
obligations of the Buyer under the Douglas Lease with respect to the period after the Closing Date; provided, however, that Post-Closing Douglas Lease Obligations shall not include any Liability of the Company under or in connection with the Douglas Lease with respect to the period prior to the Closing Date (regardless of whether discovered, asserted or arising before or after the Closing Date).

                          Right means any right, property interest, concession,
patent, trademark, trade name, copyright or other proprietary right of another.

                          S Corporation Termination Date means the effective
date as of which the Company's "S" corporation election was terminated as a result of the Trust Shareholders becoming shareholders of the Company.

                          Securities Act means the Securities Act of 1933, as
amended, and any regulations, rules and orders promulgated thereunder.

                          Shareholder Leases means the lease agreements among
the Buyer as lessee and Milton L. Neumann and Alice E. Neumann, husband and wife, as lessors in the forms of Exhibits 1.1(h), (i) and (j) to be entered into at the Closing.

                          Shareholders means the Individual Shareholders and the
Trust Shareholders.

                          Shareholders' Agent means Milton L. Neumann (or the
substituted agent described in Section 9.14) acting pursuant to Section 9.14.

                          Shares means all of the issued and outstanding
capital stock of the Company.

                          Specified Agreements has the meaning set forth in
Section 3.1(e)(ii).

                          Subsidiary means any corporation with respect to
which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

                          Survival Period means the applicable periods after
the Closing Date during which representations and warranties survive pursuant to Section 3.3.

                          Tax means any federal, state, local or foreign
income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, documentary, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not.

                          Tax Return means any return, declaration, report,
claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                          Trust Agreement means, as to each Trust Shareholder,
the agreement creating such Trust Shareholder.

         2.      Purchase and Sale.

                 2.1. Basic Transaction. Subject to the terms and conditions set forth in this Agreement, the Buyer agrees to purchase from the Shareholders, and the Shareholders agree to sell to the Buyer, all the Shares free and clear of any Encumbrance, for the consideration specified in Section
2.2. The Buyer shall have no obligation under this Agreement to purchase, nor shall the Shareholders have any obligation under this Agreement to sell, less than all of the Shares.

                 2.2. Purchase Price; Payment. The purchase price for the Shares shall consist of $5.7 million, (i) plus the amount set forth on Exhibit
2.2 in respect of certain prepaid and other expenses paid by the Company prior to the Closing which relate to the period after the Closing Date, (ii) plus New Rental Equipment Increases for New Rental Equipment which is both purchased by the Company prior to the Closing and paid for in full by the Company prior to the Closing, as set forth on Exhibit 4.2 as of the date hereof and as of the Closing, (iii) minus Current Rental Equipment Decreases for Current Rental Equipment which is sold by the Company prior to the Closing , as set forth on
Exhibit 4.2 as of the date hereof and as of the

Closing; provided, however, the purchase price shall not be reduced in respect of the amount of any Current Rental Equipment Decrease which will, immediately following the Closing Date, be represented by a Current Rental Equipment Receivable. The purchase price shall be delivered by the Buyer to the Shareholders by wire transfer or other delivery of immediately available funds in the following percentages:

                                                                                 % of
                                           No. of Shares                         Purchase
Shareholder                                Sold at Closing                       Price
-----------                                ---------------                       -----
Milton L. and Alice E. Neumann                 17,199                            28.1951

Milt and Alice Neumann
Charitable Remainder Unitrust                  17,520                            28.7213

Milt and Alice Neumann
Charitable Remainder Annuity Trust              4,030                             6.6066

Cheryl Kettrick Charitable Trust                8,235                            13.5000

Steve Neumann Charitable Trust                  8,235                            13.5000

Cheryl Kettrick Charitable
Remainder Unitrust                              1,971                             3.2311

Steve Neumann Charitable
Remainder Unitrust                              1,971                             3.2311

Jody Depew Charitable
Remainder Unitrust                              1,839                             3.0148


                 2.3. Sales Taxes, Etc. The Shareholders shall be responsible for and shall pay any and all sales, transfer recording, stamp and other Taxes, fees or charges payable in respect of the sale of the Shares to the Buyer pursuant to this Agreement.

                 2.4. Closing; Effective Date. The closing of the transactions contemplated by this Agreement (the "Closing") is anticipated to take place by mail and facsimile delivery on May 29, 1996 commencing at 8:00 a.m. Spokane, Washington time, at the offices of Sherman & Howard L.L.C, and all transactions contemplated by this Agreement shall (except as provided in Section 4.9(b)) be effective at 11:59 p.m. local time in Spokane, Washington on the day immediately preceding the Closing (such effective time being the "Closing Date").

                 2.5. Deliveries at the Closing. At the Closing, (a) the Shareholders will deliver, or cause to be delivered, to the Buyer the certificates, instruments and documents referred to in Section 6.1, (b) the Buyer will deliver, or cause to be delivered, to the Shareholders the certificates, instruments and documents referred to in Section 6.2, (c) the

Shareholders will deliver to the Buyer stock certificates representing all the Shares, endorsed in blank or accompanied by duly executed assignment documents, free and clear of any Encumbrance, and (d) the Buyer will pay the purchase price in accordance with Section 2.2.

         3.      Representations and Warranties.

                 3.1. Representations and Warranties of the Shareholders. The Shareholders jointly and severally represent and warrant to the Buyer that the statements contained in this Section 3.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were then substituted for the date of this Agreement throughout this Section 3.1).

                          (a)     Ownership and Certain Shareholder Matters.
The Individual Shareholders own, beneficially and of record, free and clear of any Encumbrance or Tax, the number of shares of the Company's common stock, $1.00 par value, set forth opposite the Individual Shareholders' names in
Section 2.2(a). Each Trust Shareholder holds legal and record title, in trust for the benefit of the beneficiaries of such Trust Shareholder, free and clear of any Encumbrance or Tax, the number of shares of the Company's common stock, $1.00 par value, set forth opposite such Trust Shareholder's name in Section 2.2(a). The Shares referred to in the preceding two sentences of this Section 3.1(a) collectively constitute all of the Shares. Neither the Shares nor any Shareholder is subject to any voting trust, voting agreement, proxy, or other agreement, other than the Trust Agreements, or understanding with respect to the voting of the Shares. Except as set forth on Exhibit 3.1(a), all of which shall be terminated by the Shareholders at the Closing, there are no existing rights of first refusal, buy-sell arrangements, options, warrants, rights, calls, or other commitments or restrictions of any character relating to any of the Shares, except those restrictions on transfer imposed by the Securities Act and applicable state securities and trust laws. No Shareholder is under any impairment and no trustee (other than the trustees of the Trust Shareholders) or guardian of the property or of the person or other legal or personal representative has been appointed with respect to the financial or business affairs of any Shareholder. Each Shareholder, Steven L. Neumann and Cheryl L. Kettrick has full and absolute right, power, authority and legal capacity to execute, deliver and perform this Agreement and all Other Seller Agreements to which such Shareholder or Person is a party, and this Agreement constitutes, and such Other Seller Agreements will when executed and delivered constitute, the legal, valid and binding obligations of, and be enforceable in accordance with their respective terms against, such Shareholder, Steven L. Neumann or Cheryl L. Kettrick, as the case may be. The execution, delivery and performance of this Agreement and the Other Seller Agreements to which any Shareholder, Steven L. Neumann or Cheryl L. Kettrick is a party, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate any Legal Requirement or Order to which any Shareholder, Steven L. Neumann or Cheryl L. Kettrick is subject, or (ii) violate, with or without the giving of notice or the lapse of time or both, or conflict with or result in the breach or termination of any provision of, or constitute a default under, or give any Person the right to accelerate any obligation under, or result in the creation of any Encumbrance upon any properties or assets of any Shareholder, Steven L. Neumann or Cheryl L. Kettrick pursuant to, any indenture, mortgage, deed of trust, lien, lease, agreement, instrument or other arrangement to which the Shareholder is a party or by which the Shareholder, Steven L. Neumann or Cheryl L. Kettrick or any of the Shareholder's, Steven L.

Neumann's or Cheryl L. Kettrick's assets are bound or subject. Except for those notices that will be given and consents that will be obtained by the Shareholders prior to the Closing (which are set forth on Exhibit 3.1(a)), neither any Shareholder nor Steven L. Neumann or Cheryl L. Kettrick need give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Authority or other Person in order to consummate the transactions contemplated hereby.

                          (b)     Organization, Good Standing, Power, Etc.  The
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington, which is the only jurisdiction in which the nature of the business conducted by it or the properties owned, leased or operated by it make such qualification necessary. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The copies of the articles of incorporation (certified by the Secretary of State of Washington) and the bylaws of the Company, both as amended to date, which have been delivered to the Buyer by the Shareholders and are attached as Exhibit 3.1(b), are complete and correct, and the Company is not in default under or in violation of any provision of its articles of incorporation or bylaws. The minute books (containing all records of meetings of or actions by the shareholders, the board of directors, and any committees of the board of directors) and the stock certificate books and the stock record books of the Company, copies of which have been delivered to the Buyer by the Shareholders, are correct and complete.

                          (c)     Capitalization, Etc.  The authorized capital
stock of the Company consists of 100,000 shares of common stock, $1.00 par value, of which 61,000 shares are issued and outstanding. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued, and are fully paid and nonassessable, with, to the best knowledge of the Company and the Shareholders, no personal Liability attaching to the ownership thereof. There are no authorized or outstanding stock or securities convertible into or exchangeable for, or any authorized or outstanding option, warrant or other right to subscribe for or to purchase, or convert any obligation into, any unissued shares of its capital stock, and the Company has not agreed to issue securities so convertible or exchangeable or any such option, warrant or other right. There are no authorized or outstanding stock appreciation, phantom stock, profit participation (except as set forth on Exhibit 3.1(c)) or similar rights with respect to the Company. There are no voting trusts, voting agreements, proxies or other agreements or understandings with respect to any capital stock of the Company, other than the Trust Agreements.

                          (d)     No Subsidiaries.  The Company has no
Subsidiaries and no interest in any other corporation, partnership, limited partnership, limited liability company, association or joint venture.

                          (e)     No Violation of Agreements, Etc.  (i) The
execution, delivery and performance of this Agreement and the Other Seller Agreements and the consummation of the transactions contemplated hereby and thereby will not (A) violate any Legal Requirement or Order to which the Company is subject or any provision of the articles of incorporation or bylaws of the Company or (B) violate, with or without the giving of notice or the lapse of time or both, or conflict with or result in the breach or termination of any provision of, or constitute a default under, or give any Person the right to accelerate any obligation under, or result in the creation of any Encumbrance upon any properties, assets or business of the Company pursuant to, any indenture, mortgage, deed of trust, lien, lease, license, agreement, instrument or other arrangement to which the Company is a party or by which the Company or any of its assets and properties is bound or subject. Except for notices and consents which are set forth in
Part I of Exhibit 3.1(e), the Company does not need to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Authority or other Person in order for the parties to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Shareholders shall not be required to give any such notice or obtain any such consent other than those set forth in Part II of Exhibit 3.1(e).

                                  (ii)     The merger immediately following the
Closing of the Company into the Buyer will not violate, with or without the giving of notice or the lapse of time or both, or conflict with or result in the breach or termination of any provision of, or constitute a default under, or give any Person the right to accelerate any obligation under, or result in the creation of any Encumbrance upon any properties, assets or business of the Buyer or the Company pursuant to, any indenture, mortgage, deed of trust, lien, lease, license, agreement, instrument or other arrangement to which the Company is a party immediately prior to the transfer of the Shares to the Buyer pursuant to this Agreement or by which the Company or any of its assets and properties is bound or subject immediately prior to the transfer of the Shares to the Buyer pursuant to this Agreement (collectively, the "Specified Agreements"). Except for those notices and consents which are set forth in
Part III of Exhibit 3.1(e), the Company, in connection with such merger, does not need to give any notice to or obtain any consent from any Person in connection with any Specified Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Shareholders shall not be required to give any such notice or obtain any such consent other than those set forth in
Part IV of Exhibit 3.1(e).

                          (f)     Financial Statements.  The statement of
assets, liability and equity of the Company as of December 31, 1993, December 31, 1994 and December 31, 1995 (the latter being referred to as the "Latest Balance Sheet") and the related statement of revenues and expenses for the fiscal years then ended, have been prepared in accordance with GAAP, except as set forth on Exhibit 3.1(f), on a basis consistent with those of prior years, are accurate and fairly present the financial position and results of operations of the Company as of said dates and for each of the periods indicated. Copies of the financial statements described in this Section 3.1(f) are attached as Exhibit 3.1(f). To the best knowledge of the Company and the Shareholders, said balance sheets make full and adequate provision for all Liabilities of the Company.

                          (g)     Absence of  Liabilities.  As of the Closing
Date and the Closing, to the best knowledge of the Company and the Shareholders, the Company will have no Liability (and there is no basis for the assertion of any Liability) arising out of any transactions entered into prior to Closing, any action or inaction prior to Closing or any state of facts existing prior to Closing, or otherwise, except for those Environmental Liabilities identified on Exhibit 3.1(g) (which Environmental Liabilities shall, after the Closing Date, be the obligation and responsibility of the Shareholders rather than the Company) and the Closing Date Trade

Payables, the 1996 Unpaid Personal Property Taxes, the 1997 Personal Property Taxes and Post-Closing Douglas Lease Obligations (which Closing Date Trade Payables, 1996 Unpaid Personal Property Taxes, 1997 Personal Property Taxes and Post-Closing Douglas Lease Obligations shall, after the Closing, be the obligation and responsibility of the Company). All Closing Date Liabilities shall have been paid by the Company on or prior to the Closing Date.

                          (h)     Absence of Certain Changes or Events.  Since
October 1, 1995, the Company has not (i) incurred any debt, indebtedness or, to the best knowledge of the Company and the Shareholders, other Liability, except current Liabilities incurred in the ordinary course of business and those Environmental Liabilities identified on Exhibit 3.1(g) (which Environmental Liabilities shall, after the Closing Date, be the obligation and responsibility of the Shareholders rather than the Company); (ii) delayed or postponed the payment of (A) accounts payable or (B), to the best knowledge of the Company and the Shareholders, any other Liability; (iii) accelerated the collection of any receivable (except as set forth on Exhibit 3.1(h)); (iv) subjected any of its assets or properties to any Encumbrance; (v) settled, compromised or written off any receivable (except as set forth on Exhibit 3.1(h)); (vi) leased, except in the ordinary course of business, or sold or otherwise transferred (except as otherwise expressly permitted by this Section 3.1(h) or as set forth on Exhibit 3.1(h) with respect to distributions of certain securities, real estate and cash of the Company to its shareholders) any of its assets or properties; (vii) canceled, compromised, settled, released or waived any right, debt or claim (except as set forth on Exhibit 3.1(h)); (viii) changed in any manner the way in which it conducts business (except as set forth on Exhibit 3.1(h)); (ix) transferred or granted any rights under any leases (except to customers in the ordinary course of business), licenses or agreements or with respect to any Intellectual Property; (x) made or granted any individual wage or salary increase in excess of 10% or any general wage or salary increase (except as set forth on Exhibit 3.1(h) with respect to certain officers of the Company), entered into any employment, consulting or agency contract with any shareholder, officer, director, employee or consultant or any relative or Affiliate thereof, changed or increased the rates of compensation payable through bonus, pension, contract or other commitment to any shareholder, officer, director, employee or consultant or any relative or Affiliate thereof for any period before or after the date set forth above (except as set forth on Exhibit 3.1(h) with respect to certain officers of the Company) or made any other change in employment terms for any shareholder, officer, director, employee or consultant or any Affiliate thereof; (xi) adopted, amended, modified or terminated any bonus, profit-sharing, incentive, severance or other plan, contract or commitment for the benefit of any of its shareholders, officers, directors, employees or any relative or Affiliate thereof (or taken any such action with respect to any other Employee Benefit Plan or Benefit Arrangement); (xii) except as otherwise expressly permitted by this Section 3.1(h), entered into, or agreed to enter into, any contracts or agreements, or made any commitments, involving more than $15,000 in the aggregate; (xiii) suffered any material adverse fact or change, including, without limitation, to or in its business, financial condition, prospects, customer relationships or properties (except as set forth on Exhibit 3.1(h) with respect to distributions of certain securities, real estate and cash of the Company to its shareholders); (xiv) entered into any contract or commitment to make capital expenditures in excess of $15,000 in the aggregate; (xv) declared, set aside or paid any dividend or made any distribution to its shareholders (whether in cash or in kind) (except as set forth on Exhibit 3.1(h) with respect to distributions of certain securities, real estate and cash of the Company to its shareholders) or purchased, redeemed or otherwise acquired any shares of its capital stock or any other securities, other than the payment of the Closing Date Distribution; (xvi) made any loan to any Person, including, without limitation, any shareholder, officer or director or to any relative or Affiliate thereof or entered into any transaction (including, without limitation, any agreement or other arrangement providing for employment of, furnishing of services by, rental of real or personal property from, or otherwise requirement payment to) with any shareholder, officer or director or any relative or Affiliate thereof;
(xvii) permitted any Person, including, without limitation, any shareholder, officer, director or employee or any relative or affiliate thereof, to withdraw assets from the Company (except as set forth on Exhibit 3.1(h) with respect to distributions of certain securities, real estate and cash of the Company to its shareholders); (xviii) made any payment or transfer to or for the benefit of any shareholder, officer or director or any relative or Affiliate thereof (except as set forth on Exhibit 3.1(h) with respect to distributions of certain securities, real estate and cash of the Company to its shareholders), or agreed to take any such action, other than the payment to Steven L. Neumann and Cheryl
L. Kettrick of the proportionate monthly amount of their respective normal annualized salaries of $124,000 and $124,000 due and payable during such period (the aggregate normal annual salaries of such Persons is $248,000); (xix) made or pledged to make any charitable or other contribution; (xx) accelerated, terminated, modified or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases and licenses) involving more than $15,000 individually or in the aggregate to which the Company is a party or by which it is bound; (xxi) changed its method of depreciation; (xxii) rented or leased any equipment or sold or otherwise transferred any Inventory or services at below-normal rates or margins; (xxiii) suffered any other material occurrence, event, incident, action, failure to act or transaction outside the ordinary course of business (except as set forth on Exhibit 3.1(h) with respect to distributions of certain securities, real estate and cash of the Company to its shareholders); or (xxiv) agreed to incur, take, make or permit any of the matters described in clauses (i) through (xxiii).

                          (i)     No Royalty Payments.  The Company is not the
licensee of any Intellectual Property requiring the payment of any royalty or licensing fee.

                              (j)     Tax Matters.

                                  (i)  There has been duly and timely filed in
         proper form by or on behalf of the Company, or a filing extension from the appropriate Governmental Authorities has been obtained with respect to, all Tax Returns required to be filed by applicable Legal Requirement on or prior to the date of this Agreement. All assessments, Taxes, fees or other charges imposed on the Company, any of its properties or any of its prior or present shareholders (pursuant to the Company's "S" corporation election) in respect of the periods covered by such Tax Returns have been paid, or adequate reserves have been provided for (however, no representation is made with respect to reserves by shareholders) with respect to the payment of all Taxes (whether or not disputed) payable in respect of periods through the date of this Agreement and all prior periods, and, to the best knowledge of the Company and the Shareholders, all Tax Liabilities arising out of transactions entered into or states of fact existing prior to the date of this Agreement. There is no unpaid interest, penalty or addition to any Tax due or claimed to be due from the Company (or any of its prior or present shareholders pursuant to the Company's "S" corporation election), or any Tax deficiency, determination or assessment outstanding against the Company (or any of its prior or present shareholders pursuant to the Company's "S" corporation election). No audit of any Tax Returns of the Company is pending or, to the best knowledge of the Company and the Shareholders, has been threatened, and the Company has not given any waiver of any statute of limitations relating to the assessment or payment of Taxes, which waiver has not yet expired. All Tax Returns, or extensions thereof required to be filed, and all Taxes required to be paid, prior to the Closing by or on behalf of the Company, of any nature whatsoever, shall have been so filed or paid prior to the Closing. Following the Closing, the Shareholders (but not the Company) will pay all Taxes attributable to the Company or its business and activities through the Closing Date, including all Taxes attributable to the transactions contemplated by this Agreement (other than those Taxes, if any, of the Company or the Buyer attributable to the merger immediately following the Closing of the Company into the Buyer), such payment to be made on or before the due date of such Tax Returns.

                                  (ii)     The Company has filed all Tax
         Returns that it was required to file. All such Tax Returns were correct and complete in all respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid. The Company is not currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Encumbrances on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax.

                                  (iii)    The Company has withheld and paid
         all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party.

                                  (iv)     To the best knowledge of the Company
         and the Shareholders, there is no basis for any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of the Company either (A) claimed or raised by any authority in writing or (B) as to which any of the Company or the Shareholders have knowledge based upon personal contact with any agent of such authority. Exhibit 3.1(j) lists all federal, state, local and foreign income Tax Returns filed with respect to the Company for taxable periods ended on or after January 1,1988, indicates those Tax Returns that have been audited and indicates those Tax Returns that currently are the subject of audit. The Shareholders have delivered to Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies filed or assessed against or agreed to by the Company since January 1, 1988.

                                  (v)      The Company has not waived any
         statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                                  (vi)     The Company has not filed a consent
         under Code Section 341(f) concerning collapsible corporations. The Company has not made any payments, is not obligated to make any payments and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Code Section 280G. The Company has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii). The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code Section 6662. The Company is not a party to any Tax allocation or sharing agreement.
         The Company (A) has not been a member of an Affiliated Group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) and (B), to the best knowledge of the Company and the Shareholders, has no Liability for the Taxes of any Person (other than the Company) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise. To the best knowledge of the Company and the Shareholders, the total adjusted basis of the Company's Assets exceeds the sum of the Company's Liabilities plus the amount of Liabilities to which the Company's Assets are subject.

                                  (vii)    Exhibit 3.1(j) sets forth the
         following information with respect to the Company as of the most recent practicable date (as well as on an estimated pro forma basis as of the Closing giving effect to the consummation of the transactions contemplated hereby): (A) the basis of the Company in its assets; and
         (B) the amount of any net operating loss, net capital loss, unused investment or other credit, unused foreign tax credit or excess charitable contribution allocable to the Company.

                         (k)     Assets and Properties.

                                  (i)      The Assets are owned by the Company,
         free and clear of all Encumbrances other than statutory liens imposed by Washington law in respect of the 1996 Unpaid Personal Property Taxes and the 1997 Personal Property Taxes. The Assets consist of the assets of the Company in existence as of October 1, 1995 (except as set forth on Exhibit 3.1(k) with respect to certain securities, real estate and cash of the Company which were distributed to its shareholders and except for such changes in Inventory and in accounts receivable in the ordinary course of business as are not in violation of Section 3.1(h) or 4.2), increased by New Rental Equipment purchased from October 1, 1995 to the day immediately preceding the date of this Agreement (as set forth on Exhibit 4.2 as of the date hereof), increased by New Rental Equipment purchased on or after the date of this Agreement but on or before the Closing Date in compliance with
         Section 4.2 (as shall be set forth on Exhibit 4.2 pursuant to the last sentence of Section 4.2), decreased by Current Rental Equipment sold in compliance with this Agreement from October 1, 1995 to the day immediately preceding the date of this Agreement (as set forth on Exhibit 4.2 as of the date hereof), and decreased by Current Rental Equipment sold in compliance with this Agreement on or after the date of this Agreement but on or before the Closing Date in compliance with
         Section 4.2 (as shall be set forth on Exhibit 4.2 pursuant to the last sentence of Section 4.2). From October 1, 1995 to the day immediately preceding the date of this Agreement, the

         Company has purchased the New Rental Equipment and has sold, for cash or a Current Rental Equipment Receivable only, the Current Rental Equipment described on Exhibit 4.2 as of the date of this Agreement, but has not otherwise sold, traded, transferred or otherwise disposed of any Current Rental Equipment. The Company has not, between the date of this Agreement and the Closing, purchased any New Rental Equipment or sold, traded, transferred or otherwise disposed of any Current Rental Equipment except in accordance with Section 4.2. The Assets are all of the assets (other than the Premises, the Individual Shareholders Improvements and Fixtures and cash) used by the Company in its business. Except for items rented to customers, all of the Company's tangible personal property is located on the Premises. The Company has good and marketable title to, or valid leasehold interests in, all of the Assets. The Company does not own any real property interest other than the Company Improvements, Fixtures and Fittings and its leasehold interests in the Premises.

                                  (ii)     The Company leases all buildings as
         part of the Premises, and either owns or leases all machinery, equipment and other assets, necessary for the conduct of its business as presently conducted. Except as set forth in Exhibit 3.1(k)(ii), to the best knowledge of the Company and the Shareholders, each such building and the Premises comply in all respects with the Americans with Disabilities Act, are free from defects, have been maintained in accordance with normal industry practice, are in good operating condition and repair and are suitable for the purposes for which they presently are used. Except as set forth on Exhibit 3.1(k)(ii), the Company has not received notice of violation of any Legal Requirement, Order or Permit relating to its operations or its owned or leased properties.

                                  (iii)    All Leases are valid and in full
         force and effect in accordance with their respective terms and there is not, under any of such Leases, any existing default or event of default or event which, with notice or lapse of time or both, would constitute a default. No party to any Lease has repudiated any provision thereof, and, except as set forth on Exhibit 3.1(k)(iii), there are no disputes, oral agreements or forbearance programs in effect as to such Lease. To the best knowledge of the Company and the Shareholders, the Premises have received all approvals of Governmental Authorities (including Permits) required in connection with the occupation and operation thereof, and, except for those Environmental Liabilities identified on Exhibit 3.1(g) (which Environmental Liabilities shall, after the Closing Date, be the obligation and responsibility of the Shareholders rather than the Company), have been occupied, operated and maintained in accordance with applicable Legal Requirements. The Premises are supplied with utilities and other services necessary for the operation thereof. To the best knowledge of the Company and the Shareholders, the owners of the Premises have good and marketable title to the underlying real property, free and clear of any Encumbrance, easement, covenant or other restriction, except for the leasehold interest of the Company, installments of special assessments not yet delinquent and recorded easements, covenants and other restrictions which do not impair the current use, occupancy or value, or the marketability of title, of the property subject thereto. The Company does not sublease any real or personal property.

                          (l)     Lists of Properties, Contracts and Other
Data. The Shareholders have delivered to the Buyer a correct and complete list, attached hereto as Exhibit 3.1(l), certified by Milton L. Neumann, as representative of the Shareholders, to be correct and complete, setting forth the following:

                                  (i)      all items of equipment and machinery
         owned, leased or used by the Company, including all items of equipment, machinery and other tangible personal property which as of the date of this Agreement has no book value, and the original cost, depreciation and current book value of all items of equipment, machinery and other tangible personal property owned by the Company which are included in the Latest Balance Sheet;

                                  (ii)     all rights, licenses and Leases to
         which the Company is a party;

                                  (iii)    all assignments, licenses,
         indemnifications or other agreements with respect to any form of intangible property owned, leased or used by the Company, including, without limitation, any Intellectual Property;

                                  (iv)     all guaranty, warranty and indemnity
         agreements to which the Company is a party or by which it or its assets is bound, including, without limitation, those with respect to products or services sold, rented, leased, provided or delivered by the Company;

                                  (v)      (A) the forms of rental and lease
         agreements used by the Company in its business, and (B) all contracts or agreements for the purchase, sale, rental or lease of materials, supplies, products or other personal property or for the furnishing or receipt of services which (1) are with any shareholder, officer or director of the Company or any relative or Affiliate of any of such Persons or of the Company, (2) have been prepaid prior to the Closing Date for a period of more than two months after the Closing Date, or
         (3) involve any rental/purchase option or lease/purchase option or similar arrangement;

                                  (vi)     all claims, deposits, causes of
         action, choses in action, rights of recovery, rights of setoff and rights of recoupment of the Company;

                                  (vii)    all franchises, approvals, Permits,
         licenses, orders, registrations, certificates, variances and similar rights of the Company;

                                  (viii)   all contracts or agreements
         concerning confidentiality or prohibiting the Company from freely engaging in its business as now conducted or proposed to be conducted or from competing anywhere in the world;

                                  (ix)     all other contracts, agreements,
         instruments, guarantees and commitments (including mortgages, deeds of trust, indentures, loan agreements and credit agreements and including a description of any oral contracts) to which the Company is a party or by which it or its assets is bound;

                                  (x)      the names and annual rates of
         compensation as of October 1, 1995 (which rates have, except as set forth on Exhibit 3.1(l) with respect to certain officers of the Company, remained the same through the date hereof and the Closing), of all present officers and directors of the Company, all other management employees, and each other employee whose annual rate of compensation is at least $30,000;

                                  (xi)     the names of all retired employees,
         if any, of the Company who are receiving or are entitled to receive any payments which are not fully covered by any Employee Pension Benefit Plan of the Company which is qualified under Code Section 401(a), their ages and the annual funded and unfunded benefits;

                                  (xii)    the name of each bank or other
         financial institution or entity in which the Company has an account or safe deposit box (with the identifying account number or symbol) and the names of all persons authorized to draw thereon or to have access thereto; and

                                  (xiii)   all outstanding notes or accounts
         receivable relating to accounts with the Company, or advances by the Company to any shareholder, officer, director, employee or consultant or relative or Affiliate thereof, as of the date of this Agreement.

True and complete copies of the documents referred to in such list have been delivered to the Buyer. All such rights, licenses, leases, registrations, applications, contracts, agreements and commitments and other items referred to in such list are valid, in full force and effect, enforceable in accordance with their respective terms for the period stated therein, no party has repudiated any provision thereof and no breach or default will result from the execution, delivery and performance of this Agreement, the Other Seller Agreements, or the transactions contemplated hereby or thereby. Neither the Company nor, to the best knowledge of the Company and the Shareholders, any other party thereto is in breach or default in performance of any of their respective obligations thereunder except as set forth on Exhibit 3.1(l), and no event exists which, with the giving of notice or lapse of time or both, would constitute a breach, default or event of default on the part of a party to any of the foregoing that is continuing unremedied.

                          (m)     Litigation, Etc.  There is no outstanding
Order against, nor to the best knowledge of the Company and the Shareholders, except as set forth on Exhibits 3.1(m), 3.1(x), 3.1(y), 3.1(z) and 3.1(aa), is there any litigation, proceeding, arbitration or investigation by any Governmental Authority or other Person pending or threatened against, the Company, its properties or business or relating to the transactions contemplated by this Agreement, nor to the best knowledge of the Company and the Shareholders, except as set forth on Exhibits 3.1(m), 3.1(x), 3.1(y), 3.1(z) and 3.1(aa), is there any basis for any such action.

                          (n)     Notes and Accounts Receivable.  The notes
receivable, if any, and accounts receivable of the Company reflected on the Latest Balance Sheet, and all notes and accounts receivable arising on or prior to the Closing Date (including, without limitation, any Current Rental Equipment Receivables), arose and will arise from bona fide transactions by the Company in the ordinary course of business, are valid receivables with trade customers or others subject to no setoffs or counterclaims. The Current Rental Equipment Receivables in existence as of the Closing Date, regardless of whether they arose before or after the S Corporation Termination Date, will be fully collected at their face amounts in accordance with their terms but in any event within 90 days of the Closing Date. The notes receivable, if any, and the accounts receivable of the Company which arose or arise from sales, leases or other transactions (but in each case no such sale, lease or other transaction shall be in violation of Section 3.1(h) or 4.2) made after the S Corporation Termination Date but on or prior to the Closing Date, other than of Current Rental Equipment (collectively, the "Interim Period Receivables"), will be collected at their full face amounts in accordance with their terms but in any event within 90 days of the Closing Date. The notes receivable, if any, and the accounts receivable of the Company, other than the Current Rental Equipment Receivables and the Interim Period Receivables, existing on the Closing Date (collectively, the "Other Closing Receivables") will be collected as follows:
(i) 80% of the aggregate amount of the Other Closing Receivables which are, as of the Closing Date, within 30 days of their date of invoice, will be collected within 240 days of the Closing Date; (ii) 60% of the Other Closing Receivables which are, as of the Closing Date, within 31 to 60 days of their date of invoice, will be collected within 240 days of the Closing Date; and (iii) 40% of the Other Closing Receivables which are, as of the Closing Date, within 61 to 90 days from their date of invoice, will be collected within 240 days of the Closing Date. No representation or warranty is made with respect to Other Closing Receivables which are, as of the Closing Date, more than 90 days past their date of invoice.

                          (o)     Product Quality, Warranty Claims.  All
products and services sold, rented, leased, provided or delivered by the Company to customers on or prior to the Closing Date conform or will conform to applicable contractual commitments, express and implied warranties, product and service specifications and quality standards, and, to the best knowledge of the Company and the Shareholders, the Company has no Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against the Company giving rise to any Liability) for replacement or repair thereof or other damages in connection therewith. No product or service sold, leased, rented, provided or delivered by the Company to customers on or prior to the Closing Date is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms and conditions of sale, rent or lease.

                          (p)     Product Liability.  To the best knowledge of
the Company and the Shareholders, except as set forth on Exhibit 3.1(p), the Company has no Liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against the Company which might give rise to any Liability) arising out of any injury to a Person or property as a result of the ownership, possession, provision or use of any product or service sold, rented, leased, provided or delivered by the Company on or prior to the Closing Date. All product liability claims that have been asserted against the Company since January 1, 1991, whether covered by insurance or not and whether litigation has resulted or not, are listed and summarized on Exhibit 3.1(p).

                          (q)     Inventory.

                                  (i)      The Inventory of the Company which
         is held for rental or lease consists of goods which are merchantable, is fit for the purpose for which it was procured and is held by the Company and is usable in the ordinary course of business. To the best knowledge of the Company and the Shareholders, none of such Inventory is obsolete (and for purposes hereof, an item of such Inventory is not considered obsolete if it is rented or leased by customers on a basis consistent with prior periods), damaged or defective (and for purposes hereof, an item of such Inventory is not considered damaged or defective if it is an item which has suffered damage in the course of its use by the customer and has been repaired, or is reparable and is in the process of being repaired, by the Company for use in the Company's rental and leasing business). The value of such Inventory reflected on the Latest Balance Sheet fairly represents the value of such Inventory calculated on a basis consistent with past practice and GAAP. From October 1, 1995 through the Closing Date, the Company has repaired and will repair damaged items of Inventory which are held for rental or lease on a basis consistent with pre-October 1, 1995 practice.

                                  (ii)     The Inventory of the Company which
         is held for resale consists of goods which are merchantable and good and salable in the ordinary course of the Company's business. Exhibit 3.1(q)(ii) sets forth all items of the type to be held for resale which, as of the day immediately preceding the date of this Agreement, have been ordered but not yet delivered to the Company. From October 1, 1995 through the Closing Date, the Company has restocked and will restock the Inventory held for resale in the ordinary course of business on a basis consistent with pre-October 1, 1995 practice.

                          (r)     Insurance.  The Company has policies of
insurance (i) covering risk of loss on the Assets and (ii) covering commercial and products liability and liability for fire, property damage, personal injury and workers' compensation coverage, all, to the best knowledge of the Company and the Shareholders, with responsible and financially sound insurance carriers in adequate amounts and in compliance with any governmental requirements and in accordance with good industry practice. All such insurance policies are valid, in full force and effect and enforceable in accordance with their respective terms and no party has repudiated any provision thereof. All such policies will remain in full force and effect until the Closing Date. Neither the Company nor any other party to any such policy is in breach or default (including with respect to the payment of premiums or the giving of notices) in the performance of any of their respective obligations thereunder, and no event exists which, with the giving of notice or the lapse of time or both, would constitute such a breach, default or event of default, or permit termination, modification or acceleration under any such policy. There are no claims (except as set forth on Exhibit 3.1(r)), actions, proceedings or suits arising out of or based upon any of such policies nor, to the best knowledge of the Company and the Shareholders, does any basis for any such claim, action, suit or proceeding exist. Descriptions, including current premium amounts and date and amount of the last premium increases, of the policies of insurance are set forth on Exhibit 3.1(r). All premiums have been paid on such policies as of the date of this Agreement and will be paid on such policies through the Closing Date, and the Company has not received notice of any increase in any such premium except as set forth on Exhibit 3.1(r). The Company has been covered during the five years prior to the date of this Agreement by insurance in scope and amount customary and reasonable for the businesses in which it has engaged during the aforementioned period. All claims made during such five-year period with respect to any insurance coverage of the Company, other than those described in
Exhibit 3.1(p), are set forth in Exhibit 3.1(r). The Company does not engage in any self-insurance activities, other than to the extent of any deductibles.

                          (s)     Compliance with Applicable Laws and Rights.
Except as set forth on Exhibits 3.1(s), 3.1(x), 3.1(y), 3.1(z) and 3.1(aa), to the best knowledge of the Company and the Shareholders, the Company is not in violation of any applicable Legal Requirements, Orders or Rights. Except as set forth on Exhibits 3.1(s), 3.1(x), 3.1(y), 3.1(z) and 3.1(aa), the Company has not received notice from any Governmental Authority or other Person of any violation or alleged violation of any Legal Requirement, Order or Right, the subject matter of which has not been resolved to the satisfaction of the Person giving the notice, and, to the best knowledge of the Company and the Shareholders, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed or commenced or is pending or threatened against the Company alleging any such violation. Except as set forth on Exhibits 3.1(s), 3.1(x), 3.1(y), 3.1(z) and 3.1(aa), to the best knowledge of the Company and the Shareholders, the Company's property, including the Premises and its machinery and equipment, conforms with applicable Legal Requirements and Orders, including, without limitation, environmental and zoning laws and building codes, and is in compliance with OSHA and the Americans with Disabilities Act. Neither the Company nor any Shareholder has any knowledge of any pending or proposed OSHA regulations or amendments to OSHA regulations (including toxic chemical regulations) which would require any change in any of the Premises or the Company's equipment, operations or procedures or affect the Company's business or its costs of conducting its business as now conducted. The Company has never made any payments for political contributions, or any bribes, kickback payments or other illegal contributions.

                          (t)     Pension and Employee Benefit Matters.

                                  (i)      Neither the Company nor any ERISA
         Controlled Group which includes the Company (if any) maintains, administers or contributes to, or has any obligation to contribute to, any Employee Benefit Plan. Exhibit 3.1(t) lists each Employee Benefit Plan that was previously maintained, administered, contributed to or required to be contributed to by the Company or any ERISA Controlled Group (if any) which includes or has included the Company, and the date of termination of each such Employee Benefit Plan. To the best knowledge of the Company and the Shareholders, the Company has no Liability (nor is there any basis for the assertion of any Liability) as a result of the Company's or any such ERISA Controlled Group's maintenance, administration or termination of, or contribution to, any Employee Benefit Plan. Neither the Company nor any member of any ERISA Controlled Group (if any) which includes or has included the Company has ever been required to contribute to any Multiemployer Plan.

                                  (ii)     Exhibit 3.1(t) lists each Benefit
         Arrangement. Copies and descriptions (including descriptions of the number and employment classifications of employees covered by each such Benefit Arrangement) have been delivered by the Shareholders to the Buyer and attached hereto as part of Exhibit 3.1(t). Each Benefit Arrangement has been maintained and administered in substantial compliance with its terms and with the requirements prescribed by any and all Legal Requirements that are applicable to each such Benefit Arrangement.

                                  (iii)    Except as set forth in any Benefit
         Arrangement identified in Exhibit 3.1(t) and except as provided by Legal Requirement or any collective bargaining agreement or any employment contract identified on Exhibit 3.1(t), the employment of all persons presently employed or retained by the Company is terminable at will.

                                  (iv)     To the best knowledge of the Company
         and the Shareholders, the Company has not incurred any Liability under Title IV of ERISA arising in connection with the termination of any plan covered or previously covered by Title IV of ERISA or the withdrawal from any multiemployer or multiple employer plan.

                                  (v)      To the best knowledge of the Company
         and the Shareholders, there have been no prohibited transactions with respect to any Employee Benefit Plan. To the best knowledge of the Company and the Shareholders, no "fiduciary" (as defined in Section 3(21) of ERISA) has any Liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Employee Benefit Plan.

                                  (vi)     The Company does not maintain and
         has never maintained nor contributes, or ever has contributed, or ever has been required to contribute, to any Employee Benefit Plan providing post-retirement health, disability or life insurance benefits for current or former employees, their spouses or their dependents. Except as provided by applicable federal and state statutory requirements, no condition exists that would prevent the Company from amending or terminating any Benefit Arrangement providing health or medical benefits in respect of any active or retired employees of the Company, or relatives thereof.

                                  (vii)    Each Benefit Arrangement has been
         maintained and administered in compliance with its terms and with the requirements prescribed by any and all Legal Requirements, including but not limited to ERISA and the Code, that are applicable to such Plans. To the best knowledge of the Company and the Shareholders, nothing done or omitted to be done and no transaction or holding of any asset under or in connection with any Benefit Arrangement has or could make the Company or any officer or director of the Company subject to any Liability under Title I of ERISA, any penalty under
         Section 502 of ERISA or any Liability for any Tax under Section 4972 or Section 4975 through 4980B, inclusive, of the Code.

                                  (viii)   There is no contract, agreement,
         plan or arrangement covering any employee or former employee of the Company that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G or 162(a)(l) of the Code.

                                  (ix)     The Company has made, before the
         date of this Agreement, all required contributions and premium payments under each Benefit Arrangement for all completed fiscal years including contributions that may not by law have otherwise been required to be made until the due date for filing the Tax Return for any completed fiscal year.

                                  (x)      There has not been with respect to
         the Company's active or retired employees, nor will be, as of the Closing Date, any amendment to, written interpretation or announcement (whether or not written) by the Company relating to, or change in employee participation or coverage under, any Benefit Arrangement that would increase the expense of maintaining or funding benefits under such Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended on December 31, 1995.

                          (u)     Employees and Labor.  The Company has not
received any notice, nor, to the best knowledge of the Company and the Shareholders, is there any reason to believe that any executive or key employee of the Company other than Milton L. Neumann and Alice E. Neumann, or any group of employees of the Company has any plans to terminate his, her or its employment with the Company. To the best knowledge of the Company and the Shareholders, no executive or key employee is subject to any agreement, obligation, Order or other legal hindrance that impedes or might impede such executive or key employee from devoting his or her full business time to the affairs of the Company prior to the Closing Date and, if such person becomes an employee of the Buyer, to the affairs of the Buyer after the Closing Date. The Company has complied with all Legal Requirements relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other Taxes. The Company will not be required to give any notice under any plant closing or similar law as a result of this Agreement, the Other Seller Agreements or the transactions contemplated hereby or thereby. The Company does not have any labor relations problems or disputes, nor has it experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Company is not a party to or bound by any collective bargaining agreement, there is no union or collective bargaining unit at the Company's facilities, and no union organization effort has been threatened, initiated or is in progress with respect to any employees of the Company. The Company is not indebted to any shareholder, officer, director, employee or consultant or any relative or Affiliate thereof, whether by loan, advance or otherwise, other than for salaries accrued but not yet payable and reimbursable out-of-pocket expenses incurred in the ordinary course of business and not yet payable, nor is any shareholder, officer, director, employee or consultant or any relative or Affiliate thereof so indebted to the Company.

                          (v)     Supplier and Customer Relationships.  Exhibit
3.1(v) lists each customer that individually or with its Affiliates was, based upon the Company's sales, rental or lease revenues during the fiscal years ending December 31, 1994 and 1995 and the period from June 30, 1995 to March 31, 1996, one of the Company's ten largest customers in each such year or such nine-month period (collectively, the "Principal Customers"). Exhibit 3.1(v) lists each supplier that individually or with its Affiliates was, based upon the Company's purchases of supplies during the fiscal year ending December 31, 1995 and the period from June 30, 1995 to March 31, 1996, one of the Company's ten largest suppliers in such year or such nine-month period (collectively, the "Principal Suppliers"). The Company has good commercial working relationships with its customers and suppliers and since June 30, 1995 no Principal Customer or Principal Supplier has canceled or otherwise terminated its relationship with the Company, materially decreased or limited its purchases, rentals or leases from the Company or its materials or products supplied to the Company, or threatened to take any such action. To the best knowledge of the Company and the Shareholders, no customer has any plans to reduce its purchases, rentals or leases from the Company below levels prevailing in recent periods, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not adversely affect the relationship of the Company with any of the Principal Customers or Principal Supplier prior to the Closing Date or of the Buyer with any Principal Customer or Principal Supplier after the Closing Date.

                          (w)     Condition, Adequacy and Type of Equipment.
All of the machinery, equipment and tangible personal property included in the Assets or to be included in the Assets has been well maintained, is in good repair and good operating condition and is suitable for the purposes for which it is presently used. The existing machinery, equipment and tangible personal property is sufficient for the conduct of the Company's business as now conducted. The Company has not experienced material problems or deficiencies with respect to such machinery, equipment and tangible personal property, and, to the best knowledge of the Company and the Shareholders, there is no basis to anticipate any such problems or deficiencies; provided, however, that the parties acknowledge that in the normal course of the Company's business certain items of the Inventory which are held for rental or lease may suffer damage in the course of its use by the customer and that such items have been repaired, or are reparable and are in the process of being repaired, by the Company for use in the Company's rental and leasing business. From October 1, 1995 through the Closing Date, the Company has repaired and will repair damaged items of Inventory which are held for rental or lease on a basis consistent with pre-October 1, 1995 practice.

                          (x)     Environmental Obligations.  Except as
disclosed in Exhibit 3.1(x), to the best knowledge of the Company and the Shareholders, the Company is conducting and at all times has conducted its business and operations, and has occupied and used the Premises and all other real property and facilities previously owned, occupied, used or operated by the Company, in accordance with and in compliance with all Environmental Obligations and so as not to give rise to Liability under any Environmental Obligations or to any adverse impact on the Company's business or activities. Except as disclosed in Exhibit 3.1(x), to the best knowledge of the Company and the Shareholders, there is no basis to believe or suspect that the Company's business has been conducted or is being conducted in violation of any Environmental Obligations, and neither the Company nor the Shareholders have any knowledge of pending or proposed changes to any Environmental Obligations which would require any changes in any of the Premises or any of the Company's equipment, operations or procedures or affect the Company's business or its cost of conducting its business as now conducted.

                          (y)     Compliance, Disclosure of Environmental
Conditions. Except as disclosed in Exhibit 3.1(y), to the best knowledge of the Company and the Shareholders, no conditions, circumstances or activities have existed or currently exist with respect to the Premises, any other real property or facilities previously owned, occupied, used or operated by the Company or any predecessor, or the Company's business, facilities or property which could give rise to any Environmental Liability, including but not limited to the recovery by any Governmental Authority or other Person of any remedial or removal costs, response costs, natural resource damages or other costs, expenses or damages arising from or relating to any release or threat of release of any Hazardous Material or any alleged injury or threat of injury or harm to public health, safety or the environment (however, notwithstanding anything to the contrary contained in this Agreement, the representation and warranty set forth in this sentence is given with respect to "any other real property or facilities previously owned" based solely upon the actual knowledge of the Persons identified in Section 3.4 without any investigation or due diligence). Except as disclosed in Exhibit 3.1(y), to the best knowledge of the Company and the Shareholders, no conditions, circumstances or activities have existed or currently exist with respect to the Premises, any other real property or facilities previously owned, occupied, used or operated by the Company or any predecessor, or the Company's business, facilities or property which could subject the Company or the Buyer to any administrative, civil or criminal liability, injunctive relief, penalty or obligation, whether under common law, equitable theory, or pursuant to Environmental Obligations, or which in the future could result in or may have in the past resulted in actual or threatened damage, harm, or impairment of, or a threat to, public health, safety, welfare or the environment (however, notwithstanding anything to the contrary contained in this Agreement, the representation and warranty set forth in this sentence is given with respect to "any other real property or facilities previously owned" based solely upon the actual knowledge of the Persons identified in
Section 3.4 without any investigation or due diligence). Exhibit 3.1(y) identifies all real property and facilities, including the addresses thereof, which have been owned, occupied, used or operated by the Company or its predecessors at any time on or prior to the date of this Agreement.

                          (z)     No Outstanding Orders or Actions.  Except as
set forth on Exhibit 3.1(z), there are no outstanding Orders against the Company, any Shareholder or any relative or Affiliate of any Shareholder, nor, to the best knowledge of the Company and the Shareholders, are there any pending or threatened investigations of any kind against the Company, any Shareholder or any relative or Affiliate of any Shareholder, concerning any environmental, public health, safety, welfare or land use matters or other Environmental Obligations, including, but not limited to, the emission, discharge or release of hazardous or toxic substances or wastes, pollutants, or contaminants into the environment or work place, or the handling, storage, treatment, disposal or transportation of hazardous or toxic substances or wastes, pollutants or contaminants. Except as set forth on Exhibit 3.1(z), to the best knowledge of the Company and the Shareholders, there are no actions, suits or administrative, arbitral or other proceedings alleged, claimed, threatened, pending against or affecting the Company, any Shareholder or any relative or Affiliate of any Shareholder at law or in equity with respect to any environmental, public health, safety or land use matters or other Environmental Obligations, and except as disclosed in Exhibit 3.1(z) neither the Company nor the Shareholders have any knowledge of any existing grounds on which any such action, suit or proceedings might be commenced.

                          (aa)    No Waste Disposal.  Except as disclosed in
Exhibit 3.1(aa), to the best knowledge of the Company and the Shareholders, (i) all chemicals and chemical compounds and mixtures which are included among the assets of the Company are integral to and required for the conduct of the Company's business and (ii) all Hazardous Materials which are or were generated as part of the business of the Company are and have been handled, stored, treated, disposed of and transported in accordance with applicable Legal Requirements and Environmental Obligations.

                          (ab)    Permits.  The Company owns or holds all
Permits necessary to allow it to own, lease and operate its properties and to conduct its business. Each of such Permits is listed on Exhibit 3.1(ab). All of the Permits are currently in full force and effect, no action or claim is pending or threatened to revoke, modify or terminate any Permit or render any Permit invalid, and all of the Permits are transferable to the Buyer.

                         (ac)    Intellectual Property.

                                  (i)      Exhibit 3.1(ac) lists each item of
         Intellectual Property which is owned by the Company, which is owned by any Shareholder and is related to the Company or the Business, or which is used by the Company in the Business and, in each case where the Company is not the owner, the owner of the Intellectual Property. The Company owns or has the legal right to use each such item of Intellectual Property, and, to the best knowledge of the Company and the Shareholders, none of such Intellectual Property is subject to any Encumbrance. Each item of Intellectual Property described on Exhibit 3.1(ac) will be owned or available for use by the Buyer on identical terms and conditions after the Closing. The Company has taken all necessary and desirable action to maintain and protect each item of Intellectual Property that it owns or uses.

                                  (ii)     To the best knowledge of the Company
         and the Shareholders, the Company has not interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of any other Person, and none of the Company and the directors and officers (and employees with responsibility for Intellectual Property matters) of the Company has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation or violation (including any claim that the Company must license or refrain from using any Intellectual Property rights of any other Person). To the best knowledge of the Company and the Shareholders, the continued operation of the Business as currently conducted will not interfere with, infringe upon, misappropriate or conflict with any Intellectual Property rights of another Person. To the best knowledge of the Company and the Shareholders, no other Person has interfered with, infringed upon, misappropriated or otherwise come into conflict with any Intellectual Property rights of the Company.

                                  (iii)    The Company has not granted any
         license, sublicense or permission with respect to any Intellectual Property owned or used in the Business. With respect to each item of Intellectual Property required to be identified in Exhibit 3.1(ac), to the best knowledge of the Company and the Shareholders, no action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand is pending or is threatened which challenges the legality, validity, enforceability, use or ownership of the item. The Company has never agreed to indemnify any Person for or against any interference, infringement, misappropriation or other conflict with respect to any such item.

                                  (iv)     The Company is not obligated to pay
         any royalty or license or sublicense fee with respect any Intellectual Property. To the best knowledge of the Company and the Shareholders, the Company does not use any item of Intellectual Property which is owned in whole or in part by any other Person, whether or not such use is pursuant to any license, sublicense, agreement or permission.

                          (ad)    Guaranties.  The Company is not a guarantor
of or, to the best knowledge of the Company and the Shareholders, otherwise liable for any Liability (including indebtedness) of any other Person.

                          (ae)    Powers of Attorney.  There are no outstanding
powers of attorney executed on behalf of the Company.

                          (af)    Brokers' Fees.  Neither the Company nor any
Shareholder has any Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

                          (ag)    Disclosure.  Documents and information
provided to the Buyer by the Company, any Shareholder or any agents or employees thereof in the course of the Buyer's due diligence investigation and the negotiation of this Agreement, Section 3.1 of this Agreement and the disclosure Exhibits referred to therein, including the financial statements referred to above in Section 3.1, considered together, do not contain any untrue statement of any material fact and do not omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact which materially adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets which has not been set forth in this Agreement or such Exhibits, including such financial statements. Nothing in the disclosure Exhibits referred to in Section 3.1 shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the applicable disclosure Exhibit identifies the exception with particularity and describes the relevant facts in reasonable detail. The Shareholders acknowledge and agree that the fact that they have made disclosures pursuant to Section 3.1 or otherwise of matters, or did not have knowledge of matters, which result in Adverse Consequences to the Buyer shall not relieve the Shareholders of their obligation to indemnify and hold the Buyer harmless from all such Adverse Consequences pursuant to Article 7.

                 3.2. Representations and Warranties of the Buyer. The Buyer represents and warrants to the Shareholders that the statements contained in this Section 3.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3.2).

                          (a)     Organization, Good Standing, Power, Etc.  The
Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. This Agreement and the Other Buyer Agreements and the transactions contemplated hereby and thereby have been duly approved by all requisite corporate action. The Buyer has full corporate power and authority to execute, deliver and perform this Agreement and the Other Buyer Agreements, and this Agreement constitutes, and the Other Buyer Agreements will when executed and delivered constitute, the legal, valid and binding obligations of the Buyer, and shall be enforceable in accordance with their respective terms against the Buyer.

                          (b)     No Violation of Agreements, Etc.  The
execution, delivery and performance of this Agreement and the Other Buyer Agreements, and the consummation of the transactions contemplated hereby and thereby will not (i) violate any Legal Requirement or Order to which the Buyer is subject or any provision of the certificate of incorporation or bylaws of the Buyer or (ii) violate, with or without the giving of notice or the lapse of time or both, or conflict with or result in the breach or termination of any provision of, or constitute a default under, or give any Person the right to accelerate any obligation under, or result in the creation of any Encumbrance upon any properties, assets or business of the Buyer pursuant to, any indenture, mortgage, deed of trust, lien, lease, license, agreement, instrument or other arrangement to which the Buyer is a party or which the Buyer or any of its assets and properties is bound or subject. Except for notices and consents that will be given or obtained by the Buyer prior to the Closing, the Buyer does not need to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Authority or other Person in order for the parties to consummate the transactions contemplated by this Agreement.

                 3.3. Survival of Representations. The representations and warranties contained in Sections 3.1 and 3.2 and the Liabilities of the parties with respect thereto shall survive any investigation thereof by the parties and shall survive the Closing for two years, except that the Liabilities of the Shareholders with respect to (a) the representations and warranties set forth in Section 3.1(j) shall survive until the expiration of all applicable statutes of limitation and (b) the representations and warranties set forth in Sections 3.1(a), 3.1(b), 3.1(k)(i), 3.1(t), 3.1(x), 3.1(y), 3.1(z), 3.1(aa) and 3.1(ag),
and the Liabilities of the Buyer with respect to the representations and warranties set forth in Section 3.2(a), shall survive without termination.

                 3.4. Representations as to Knowledge. The representations and warranties contained in Article 3 hereof shall in each and every case where an exercise of discretion or a statement to the "best knowledge," "best of knowledge" or "knowledge" is required on behalf of any party to this Agreement be deemed to require that such exercise of discretion or statement be in good faith after reasonable investigation, with due diligence, to the best efforts of each such party and be exercised always in a reasonable manner and within reasonable times. For purposes of Section 3.1, the terms "Company" and "Shareholders" shall, when used in reference to a statement made to the "best knowledge," "best of knowledge" or "knowledge" of the Company or of the Shareholders, include each Shareholder, each director of the Company, each officer of the Company, Steven L. Neumann, Cheryl L. Kettrick, each manager of the Company's stores (but in the case of each such manager, only as to such store and matters related thereto), and each other employee of the Company who is responsible to the Company (by job description, delegation of duty or responsibility, if any) for matters which are the subject of such statement.

         4. Pre-Closing Covenants. The parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

                 4.1. General. Each of the parties will use its best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6). Without limiting the foregoing, the Shareholders will cause the Company to give any notices, make any filings and obtain any consents, authorizations and approvals needed to consummate the transactions contemplated by this Agreement.

                 4.2. Operation of Business. The Shareholders will not cause or permit the Company to engage in any practice, take any action or enter into any transaction outside its ordinary course of business; provided, however, that in no event will any action be taken or any transaction be entered into which would result in a breach of any representations, warranties or covenants of any Shareholder. Without limiting the foregoing, on or after the date of this Agreement but on or before the Closing Date, the Company may purchase new or used rental equipment for use in the Business ("New Rental Equipment") or may sell (but only for cash or a Current Rental Equipment Receivable) rental equipment owned by the Company on or after October 1, 1995 ("Current Rental Equipment"), but may not otherwise sell, trade, transfer or dispose of any Current Rental Equipment; provided, however, that between the date of this Agreement and the Closing no New Rental Equipment shall be purchased and no Current Rental Equipment shall be sold without the express prior written approval of an officer of the Buyer and without the Shareholders' Agent and an officer of the Buyer expressly agreeing on the amount by which the purchase price payable pursuant to Section 2.2 shall be increased in respect of New Rental Equipment purchases ("New Rental Equipment Increases") and the amount by which the purchase price payable pursuant to Section 2.2 shall be decreased in respect of Current Rental Equipment sales ("Current Rental Equipment Decreases"). Further, between the date of this Agreement and the Closing, no New Rental Equipment shall be ordered without the express prior written approval of an officer of the Buyer. Exhibit 4.2 sets forth (a) New Rental Equipment Increases, as agreed by the Shareholders' Agent and an officer of the Buyer, with respect to New Rental Equipment purchased on or after October 1, 1995 but on or before the day immediately preceding the date of this Agreement, (b) Current Rental Equipment Decreases, as agreed by the Shareholders' Agent and an officer of the Buyer, with respect to Current Rental Equipment sold on or after October 1, 1995 but on or before the day immediately preceding the date of this Agreement, and (c) all New Rental Equipment which, as of the day immediately preceding the date of this Agreement, has been ordered but not yet delivered to the Company. If any New Rental Equipment purchases or Current Rental Equipment sales occur on or after the date hereof but on or before the Closing Date, Exhibit 4.2 shall be amended by agreement of the Shareholders' Agent and the Buyer to reflect any agreed-upon New Rental Equipment Increases and Current Rental Equipment Decreases relating thereto.

                 4.3. Preservation of Business. The Shareholders will cause the Company to keep its business and properties intact, including its current operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers and employees.

                 4.4. Full Access. The Shareholders will cause the Company to permit the Buyer and its agents to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Company, to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Company.

                 4.5. Notice of Developments. The Shareholders will give prompt written notice to the Buyer of any material development which occurs after the date of this Agreement and affects the assets, Liabilities, business, financial condition, operations, results of operations or future prospects of the Company or the representations, warranties, covenants or disclosure Exhibits of the Shareholders. No such written notice, however, shall be deemed to amend or supplement any disclosure Exhibit or to prevent or cure any misrepresentation, breach of warranty or breach of covenant.

                 4.6. Exclusivity. No Shareholder will, and no Shareholder will cause or permit the Company to, (a) solicit, initiate or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any portion of the assets of, the Company (including any acquisition structured as a merger, consolidation or share exchange) or (b) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. No Shareholder will vote shares of the Company's stock in favor of any such transaction. The Shareholders will notify the Buyer immediately if any Person makes any proposal, offer, inquiry or contact with respect to any of the foregoing.

                 4.7. Announcements. Prior to the Closing, no party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other parties.

                 4.8. Confirmatory Conveyance. Prior to the Closing Date, the Individual Shareholders shall convey to the Company, free and clear of any Encumbrance or Tax, all of each Individual Shareholder's right, title and interest to the Company Improvements, Fixtures and Fittings.

                 4.9. Closing Date Liabilities and Distribution. (a) Immediately prior to the Closing Date, the Shareholders shall cause the Company to pay in full all Liabilities of the Company (including Company Transaction Expenses as permitted pursuant to Section 9.10), other than (i) the Closing Date Trade Payables, the 1996 Unpaid Personal Property Taxes, the 1997 Personal Property Taxes and the Post-Closing Douglas Lease Obligations (which Closing Date Trade Payables, 1996 Unpaid Personal Property Taxes, 1997 Personal Property Taxes and Post-Closing Douglas Lease Obligations shall, after the Closing, be the obligation and responsibility of the Company), (ii) any Liabilities of the Company for which the Shareholders are responsible pursuant to Sections 2.3 or 9.10, relating to the period ending on the Closing Date and
(iii) those Environmental Liabilities identified on Exhibit 3.1(g) (which Environmental Liabilities shall, after the Closing Date, be the obligation and responsibility of the Shareholders rather than the Company and are, effective as of the Closing Date, hereby assumed by the Shareholders) (such Liabilities, excluding (A) the Closing Date Trade Payables, the 1996 Unpaid Personal Property Taxes, the 1997 Personal Property Taxes and the Post-Closing Douglas Lease Obligations, (B) any Liabilities for which the Shareholders are responsible pursuant to Sections 2.3 and 9.10 and (C) those Environmental Liabilities identified on Exhibit 3.1(g), are referred to as the "Closing Date Liabilities").

                 (b) Immediately prior to the Closing Date, the Shareholders shall cause the Company to distribute to the Shareholders the Excluded Assets (the "Closing Date Distribution"). Any and all Taxes attributable to such distribution of Excluded Assets and to any prior distribution or dividend of assets, including, without limitation, any recognition by the Company of taxable income or gain with respect to the distribution or dividend of the Excluded Assets or any prior distribution or dividend of assets, shall be paid in full by the Shareholders, and the Company shall not have any Liability with respect thereto.

         5. Post-Closing Covenants. The parties agree as follows with respect to the period following the Closing without in any way limiting the scope of any representation, warranty, covenant or agreement set forth in this Agreement.

                 5.1. Further Assurances. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party reasonably may request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification therefor under Section 7).

                 5.2. Transition. Milton L. Neumann and Alice E. Neumann will provide reasonable consulting services (up to 25 hours per month for Milton L. Neumann and up to 15 hours per month for Alice E. Neumann, as requested by the Buyer) to the Buyer to assist in transition matters during the first year following the Closing. No Shareholder will, and the Shareholders will cause their Affiliates and relatives not to, take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier or other business associate of the Company from continuing, or any other Person from establishing, a business relationship with the Buyer after the Closing.

                 5.3. Cooperation. In the event and for so long as any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand in connection with
(a) any transaction contemplated by this Agreement or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction on or prior to the Closing Date involving the Company, each of the other parties will cooperate with her, him or it and her, his or its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor under Section 7).

                 5.4. Confidentiality. The Shareholders will treat and hold as confidential all Confidential Information concerning the Business, refrain from using any such Confidential

Information and deliver promptly to the Buyer or destroy, at the request and option of the Buyer, all of such Confidential Information in its or their possession.

                 5.5. Post-Closing Announcements. Following the Closing, no Shareholder shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyer.

                 5.6. Financial Statements. The Shareholders shall, upon request of the Buyer, cooperate with the Buyer to produce such historical and on-going financial statements and audits as the Buyer may request, all at the sole cost and expense of the Buyer.

                 5.7. Termination of Obligations. Upon Closing but effective from and after the Closing Date, neither the Buyer nor the Company shall have any Liability to any Shareholder or any Affiliate or relative thereof, except as otherwise provided in this Agreement, the Employment Agreements and the Shareholder Leases. Upon Closing but effective from and after the Closing Date, the Shareholders shall not have any Liability to the Buyer or the Company, except as otherwise provided in this Agreement, the Employment Agreements, the Noncompetition Agreement and the Shareholder Leases.

                 5.8. Medical Benefits. From and after the Closing, the Buyer shall provide medical coverage to each of Milton L. Neumann and Alice E. Neumann pursuant to the medical coverage plans in effect from time to time for employees of the Buyer (the "Medical Plans"), to the extent the terms of such Medical Plans so permit and provided that Milton L. Neumann and Alice E. Neumann promptly reimburse the Buyer in full for the total cost incurred by the Buyer in providing such coverage. If the employment by the Buyer of Steven L. Neumann or Cheryl L. Kettrick is terminated after the Closing, the Buyer shall, for a period of up to ten years from the date of termination, provide medical coverage to such terminated employee pursuant to the Medical Plans, to the extent the terms of such Medical Plans so permit and provided that such terminated employee promptly reimburses the Buyer in full for the total cost incurred by the Buyer in providing such coverage. If the Medical Plans do not permit the Buyer to provide such medical coverage to any of the above-referenced persons, the Buyer shall not have any obligation to provide medical coverage to such person. Further, the obligations of the Buyer pursuant to this Section 5.8 shall not require the Buyer to "self-insure" or have any particular medical coverage plan. The term "total cost" as used in this Section shall include all costs and expenses incurred by the Buyer in providing such coverage, including, without limitation, any increase in insurance premiums and costs associated with the impact that inclusion of any of the above-referenced persons may have on the Buyer's "risk pool" or "experience rating."

                 5.9. Certain Environmental Matters. The Shareholders shall obtain from the Washington Department of Ecology within 180 days of the Closing a written statement providing that the contamination which has been documented to currently exist on the property located at 8000 North Market Street, Spokane, Washington and 10903 East Sprague Avenue, Spokane, Washington may remain in place and that no remedial actions (including but not limited to excavation, disposal, or treatment) are required. In the event that any remedial actions (including but not limited to excavation, disposal, or treatment) are required regarding such contamination, such actions shall be subject to the Shareholders' indemnification and other obligations set forth in Section 7 of this Agreement.

         6.      Conditions to Closing.

                 6.1. Conditions to Obligation of the Buyer. The obligation of the Buyer to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following conditions:

                          (a)     each Shareholder's representations and
warranties shall be correct and complete at and as of the Closing Date and the Closing and any written notices delivered to the Buyer (the form of which shall be reasonably satisfactory to the Buyer) pursuant to Section 4.5 and the subject matter thereof shall be satisfactory to the Buyer;

                          (b)     the Shareholders shall have performed and
complied with all of their covenants hereunder through the Closing;

                          (c)     the Shareholders shall have given, or shall
have caused the Company to give, all notices and procured, or shall have caused the Company to procure, all of the third-party consents, authorizations and approvals required to consummate the transactions contemplated by this Agreement, all in form and substance reasonably satisfactory to the Buyer;

                          (d)     no action, suit or proceeding shall be
pending or threatened before any Governmental Authority or before any other Person wherein an unfavorable Order would (i) prevent consummation of any of the transactions contemplated by this Agreement, (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect adversely the right of the Buyer to own the Shares or of the Company to own its assets and conduct its business, and no such Order shall be in effect;

                          (e)     there shall have been no adverse change in
the Company or the Business since the date of execution of this Agreement;

                          (f)     the Shareholders shall have delivered to the
Buyer a certificate to the effect that each of the conditions specified above in Sections 6.1(a) through (e) is satisfied in all respects;

                          (g)     the Buyer shall have satisfactorily completed
its due diligence with respect to the Company;

                          (h)     the Other Seller Agreements and the consent
of the landlord to the assignment of the Premises Lease under which Harlan Douglas is lessor shall have been executed and delivered by the Shareholders and the other parties thereto (other than the Buyer);

                          (i)     the Buyer shall have received from counsel to
the Shareholders an opinion in form and substance as set forth in Exhibit 6.1(i) addressed to the Buyer and its debt and equity financing sources and dated as of the Closing;

                          (j)     the Shareholders' estimate of Closing Date
Trade Payables, which shall be delivered to the Buyer two days prior to the Closing Date, shall be acceptable to the Buyer;

                          (k)     the Buyer shall have received the
resignations, effective as of the Closing, of each director and officer of the Company;

                          (l)     stock certificates representing the Shares,
duly endorsed in blank or accompanied by stock powers duly executed in blank, shall have been delivered by the Shareholders to the Buyer;

                          (m)     the Shareholders shall have delivered to the
Buyer possession and control of the Company and its assets, including, without limitation, all stock certificate books, minute books, corporate seals, and all other corporate and financial records of the Company;

                          (n)     financing necessary for the consummation of
the transactions contemplated hereby and the operation of the Business shall be available to the Buyer on terms and conditions satisfactory to the Buyer;

                          (o)     a written report of the results of
environmental studies of the Premises shall have been completed by the Shareholders and supplied to the Buyer, and the contents of such report and the conditions described therein shall be satisfactory to the Buyer; and

                          (p)     the Shareholders shall have delivered, or
caused the Company to deliver, to the Buyer such other instruments, certificates and documents as are reasonably requested by the Buyer in order to consummate the transactions contemplated by this Agreement, all in form and substance reasonably satisfactory to the Buyer.

The Buyer may waive any condition specified in this Section 6.1 at or prior to the Closing.

                 6.2. Conditions to Obligation of the Shareholders. The obligation of the Shareholders to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following conditions:

                          (a)     the Buyer's representations and warranties
shall be correct and complete at and as of the Closing Date and the Closing;

                          (b)     the Buyer shall have performed and complied
with all of its covenants hereunder through the Closing Date;

                          (c)     no action, suit or proceeding shall be
pending or threatened before any Governmental Authority or before any other Person wherein an unfavorable Order would (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no such Order shall be in effect;

                          (d)     the Buyer shall have delivered to the
Shareholders a certificate to the effect that each of the conditions specified above in Sections 6.2(a) and (b) is satisfied in all respects;

                          (e)     the Other Buyer Agreements shall have been
executed and delivered by the Buyer;

                          (f)     the Shareholders shall have received from
counsel to the Buyer an opinion in form and substance as set forth in Exhibit 6.2(f), addressed to the Shareholders and dated as of the Closing; and

                          (g)     the Buyer shall have paid and deposited the
purchase price in accordance with Section 2.2.

The Shareholders' Agent may waive any condition specified in this Section 6.2 at or prior to the Closing.

         7.      Remedies for Breaches of This Agreement.

                 7.1. Indemnification Provisions for Benefit of the Buyer and the Company.

                          (a)     If any Shareholder breaches (or if any third
party, including any Governmental Authority, alleges facts that, if true, would mean any Shareholder has breached) any of the Shareholder's representations or warranties contained herein and the Buyer gives notice thereof (which notice shall describe the breach or alleged breach in reasonable detail given the facts then known to the Buyer) to the Shareholders' Agent within the Survival Period, or if a Shareholder or relative or Affiliate thereof (including any Shareholder who is a lessor under any Shareholder Lease) breaches (or if any third party, including any Governmental Authority, alleges facts that, if true, would mean any Shareholder or relative or Affiliate thereof has breached) any representation of such Shareholder or relative or Affiliate thereof contained in any Other Seller Agreement or any covenant of such Shareholder or relative or Affiliate thereof contained herein or in the Other Seller Agreements and the Buyer gives notice thereof (which notice shall describe the breach or alleged breach in reasonable detail given the facts then known to the Buyer) to the Shareholders' Agent, then the Shareholders agree to jointly and severally indemnify the Buyer and the Company from and against any Adverse Consequences the Buyer or the Company may suffer resulting from, arising out of, relating to or caused by any of the foregoing regardless of whether the Adverse Consequences are suffered during or after the Survival Period. In addition, the Shareholders agree to jointly and severally indemnify the Buyer and the Company from and against any Adverse Consequences the Buyer or the Company may suffer which arise out of, result from, relate to or are caused by any of the following, regardless of whether or not any such matter was known to the Company or any Shareholder, is a matter with respect to which the Company or a Shareholder did not have knowledge or was disclosed on any Exhibit hereto (i) any act or omission of the Company, any predecessor or any Shareholder (including any Shareholder who is a lessor under any Shareholder Lease) with respect to, or any event or circumstance related to, the Company's, any predecessor's or any Shareholder's ownership, occupation, use or operation of such Person's assets or such Person's conduct of its business, which act, omission, event or circumstance occurred or existed prior to or at the Closing Date, without regard to whether a claim with respect to such matter is asserted before or after the Closing Date; (ii) any Liability of the Company with respect to the period prior to the Closing Date, other than the Closing Date Trade Payables, the 1996 Unpaid Personal Property Taxes and the 1997 Personal Property Taxes; (iii) any Liability of any Shareholder or predecessor (including any Shareholder who is a lessor under any Shareholder Lease) with respect to the period prior to or after the Closing Date; (iv) any Environmental Liability with respect to the period prior to or after the Closing Date (including, without limitation, the Environmental Liabilities identified on any Exhibit hereto), except for any Environmental Liability arising out of the use, generation, storage, release or disposal of any Hazardous Materials after the Closing by the Company, the Buyer, its successors or any of their respective agents or contractors or arising out of the failure after the Closing Date by the Company, the Buyer or any of their respective agents or contractors to comply with applicable Environmental Obligations in connection with such use, generation, storage, release or disposal after the Closing by the Company, the Buyer, its successors or any of their respective agents or contractors; or (v) any failure of the Company or any predecessor to comply prior to the Closing Date with any Legal Requirement. If any dispute arises concerning whether any indemnification is owing which cannot be resolved by negotiation among the parties within a reasonable time, the dispute shall be resolved by arbitration pursuant to this Agreement.

                          (b)     Notwithstanding the foregoing Section 7.1(a),
the Shareholders shall have no obligation to indemnify the Buyer unless and until the aggregate amount of Adverse Consequences suffered by the Buyer and the Company from all matters as to which they are entitled to indemnification under this Agreement (except those matters described in the next sentence) totals $50,000, at which point the Shareholders jointly and severally shall be required to indemnify the Buyer and the Company for all Adverse Consequences suffered by either of them (including those Adverse Consequences which initially aggregated to the $50,000 threshold). The Shareholders jointly and severally shall indemnify the Buyer and the Company in full (without regard to the $50,000 amount described in the preceding sentence) for all Adverse Consequences which arise out of, result from, relate to or are caused by (i) any failure by the Shareholders to pay the full amounts payable by them pursuant to Sections 2.3, 4.9, 8.2 or 9.10 of this Agreement; (ii) any Current Rental Equipment Receivable, Interim Period Receivable or Other Closing Receivables failing to be collected by the Buyer as specified in Section 3.1(n); (iii) any breach of the representations and warranties set forth in Sections 3.1(a), 3.1(c), 3.1(k)(i), 3.1(q)(ii), 3.1(t), 3.1(x), 3.1(y), 3.1(z)
or 3.1(aa), the last sentence of Section 3.1(j)(i), the last sentence of
Section 3.1(q)(i) or the last sentence of Section 3.1(w); (iv) any breach of the representations and warranties set forth in Section 3.1(g) which results in Adverse Consequences of more than $10,000 (however, once such $10,000 amount is reached, the Shareholders shall indemnify the Buyer and the Company for all Adverse Consequences suffered as a result of all breaches of Section 3.1(g) (including those Adverse Consequences which initially aggregated to the $10,000 threshold)); (v) any breach of the representations and warranties set forth in
Section 3.1(h) which results in Adverse Consequences of more than $10,000 (however, once such $10,000 amount is reached, the Shareholders shall indemnify the Buyer and the Company for all Adverse Consequences suffered as a result of all breaches of Section 3.1(h) (including those Adverse Consequences which initially aggregated to the $10,000 threshold)); (vi) any breach of the representations and warranties set forth in Section 3.1(k)(ii) or (iii) which results in Adverse Consequences of more than $10,000 (however, once such $10,000 amount is reached, the Shareholders shall indemnify the Buyer and the Company for all Adverse Consequences suffered as a result of all breaches of Section 3.1(k)(ii) or (iii) (including those Adverse Consequences which initially aggregated to the $10,000 threshold));
(vii) any Liability of the Company (other than Environmental Liabilities) with respect to the period prior to the Closing Date, other than Closing Date Trade Payables, the 1996 Unpaid Personal Property Taxes and 1997 Personal Property Taxes; (viii) any Environmental Liability with respect to the period prior to or after the Closing Date (including, without limitation, the Environmental Liabilities identified on any Exhibit hereto), except for any Environmental Liability arising out of the use, generation, storage, release or disposal of any Hazardous Materials after the Closing by the Company, the Buyer, its successors or any of their respective agents or contractors or arising out of the failure after the Closing Date by the Company, the Buyer or any of their respective agents or contractors to comply with applicable Environmental Obligations in connection with such use, generation, storage, release or disposal after the Closing by the Company, the Buyer, its successors or any of their respective agents or contractors; (ix) any matter disclosed on any Exhibit relating to Section 3.1; (x) any failure of the Shares to be conveyed by the Shareholders to the Buyer other than free and clear of any Encumbrance or Tax; (xi) any failure of Section 9.14 not being enforceable against the Shareholders or as a result of any breach of Section 9.14 by any Shareholder;
(xii) any breach by any Shareholder of any covenant contained in this Agreement; (xiii) any Liability of any Shareholder; or (xiv) any breach by any Shareholder (including any Shareholder who is a lessor under any Shareholder Lease) or Affiliate or relative thereof of any representation, warranty or covenant set forth in any Other Seller Agreement. In determining whether there has been a breach of any representation or warranty contained in Section 3.1 and in determining the amount of Adverse Consequences suffered by the Buyer or the Company for purposes of Sections 7.1(a) and 7.1(b), such representations and warranties shall not be qualified (other than references to "material" in Section 3.1(ag)) by "material," "materiality," "in all material respects," "best knowledge," "best of knowledge" or "knowledge" or words of similar import, or by any phrase using any such terms or words.

                          (c)     Notwithstanding anything to the contrary in
this Agreement, the maximum aggregate amount payable by the Shareholders to the Buyer in respect of breaches of the Shareholders' representations or warranties contained in this Agreement shall not exceed the aggregate purchase price for the Shares paid to the Shareholders by the Buyer pursuant to Section 2.2.

                 7.2.     Indemnification Provisions for Benefit of the
Shareholders.

                          (a)     If the Buyer breaches (or if any third party,
including any Governmental Authority, alleges facts that, if true, would mean the Buyer has breached) any of its representations or warranties contained herein and the Shareholders' Agent gives notice thereof to the Buyer within the Survival Period, or if the Buyer breaches (or if any third party, including any Governmental Authority, alleges facts that, if true, would mean the Buyer has breached) any of its representations or covenants contained herein or in the Other Buyer Agreements and the Shareholders' Agent gives notice thereof (which notice shall describe the breach or alleged breach in reasonable detail given the facts then known to the Shareholders) to the Buyer, then the Buyer agrees to indemnify the applicable Shareholders from and against any Adverse Consequences such Shareholders may suffer resulting from, arising out of, relating to, or caused by the breach or alleged breach, regardless of whether the Adverse Consequences are suffered during or after the Survival Period. If any dispute arises concerning whether any indemnification is owing which cannot be resolved by negotiation among the parties within a reasonable time, the dispute shall be resolved by arbitration pursuant to this Agreement.

                          (b)     Notwithstanding the foregoing Section 7.2(a),
the Buyer shall have no obligation to indemnify the Shareholders unless and until the aggregate amount of Adverse Consequences suffered by the Shareholders from all matters as to which they are entitled to indemnification under this Agreement (except those matters described in the next sentence) totals $50,000, at which point the Buyer shall be required to indemnify the Shareholders for all Adverse Consequences suffered by them (including those Adverse Consequences which initially aggregated to the $50,000 threshold). The Buyer shall indemnify the Shareholders in full (without regard to the $50,000 amount described in the preceding sentence) for all Adverse Consequences which arise out of, result from, relate to or are caused by (i) any failure by the Buyer to pay the full amount payable by it pursuant to Sections 8.2 or 9.10 of this Agreement; (ii) any breach by the Buyer of any of its representations, warranties or covenants set forth in any Other Buyer Agreement (excluding the Premises Lease under which Harlan Douglas is the lessor). In determining whether there has been a breach of any representation or warranty contained in
Section 3.2 and in determining the amount of the Adverse Consequences suffered by the Shareholders for purposes of Sections 7.2(a) and 7.2(b), such representations and warranties shall not be qualified by "material," "materiality," "in all material respects," "best knowledge," "best of knowledge" or "knowledge" or words of similar import, or by any phrase using any such term or terms.

                   7.3.     Matters Involving Third Parties.

                          (a)     If any third party (including, without
limitation, any Governmental Authority) notifies any party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other party (the "Indemnifying Party") under Section 7.1 or 7.2 above, then the Indemnified Party shall notify (which notification shall consist of such notification as the third party provides to the Indemnified Party) each Indemnifying Party thereof in writing within 15 days after receiving such notice. No delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                          (b)     Any Indemnifying Party will have the right,
at its sole cost and expense, to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently. If the Indemnifying Party does not elect to assume control of or otherwise participate in the defense or settlement of any Third Party Claim, it shall be bound by the results obtained by the Indemnified Party with respect to the Third Party Claim.

                        (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with Section 7.3(b) above,
(i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                        (d) In the event any of the conditions in Section 7.3(b) above is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (ii) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (iii) the Indemnifying Party will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to or caused by the Third Party Claim to the fullest extent provided in this Section 7.

                7.4 Right of Offset. The Buyer shall have the right to offset any Adverse Consequences it may suffer against any amounts payable pursuant to this Agreement or any Other Seller Agreements (other than pursuant to the Employment Agreements) to any Shareholder or Affiliate or relative thereof at or after the Closing. The Buyer will give notice to the Shareholders' Agent of its intent to make such an offset, and if there is a dispute concerning the Buyer's rights to indemnification for any such Adverse Consequences, the Buyer will not deduct that amount from payments to be made by the Buyer until the dispute is resolved by agreement of the parties or arbitration.

                7.5 Other Remedies. Subject to Section 9.11, the foregoing indemnification provisions are in addition to, and not in derogation of any statutory, equitable or common law remedy any party may have.

        8.      Termination.

                8.1 Termination of Agreement. The Buyer or the Shareholders may terminate this Agreement by notice to the other at any time prior to the Closing.

                 8.2. Effect of Termination. If this Agreement is terminated pursuant to Section 8.1, no party shall have any obligation or Liability to any other party with respect to or as a result of such termination, except that if this Agreement is terminated by any party and within nine months of such termination the Company or the Shareholders close the sale, lease, exchange, transfer or other disposition (including any transaction structured as a merger, consolidation or share exchange) of all or substantially all of the assets of the Company (or any successor) or all or substantially all of the ownership interests in the Company (or any successor) to a third party, then upon the closing of such transaction the Shareholders will, jointly and severally, pay to the Buyer cash in an amount equal to all out-of-pocket costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred by the Buyer prior to the termination of this Agreement in connection with this Agreement and the transactions contemplated hereby; provided, however, that no such amount shall be payable to the Buyer if this Agreement is terminated by the Buyer for any reason other than (a) a breach by the Shareholders of any of their representations, warranties or covenants contained in this Agreement, (b) as a result of any Shareholder or relative or Affiliate thereof failing to execute and deliver any Other Seller Agreement to which such Shareholder or relative or Affiliate is a party or (c) as a result of any adverse change in the Company or the Business attributable to any Shareholder or relative or Affiliate thereof (however, any adverse change attributable to the general economy, the economy of the Spokane, Washington area or the rental industry generally shall not be attributable to any Shareholder or relative or Affiliate thereof).

                 8.3. Confidentiality. If this Agreement is terminated, each party will treat and hold as confidential all Confidential Information concerning the other parties which it acquired from such other parties in connection with this Agreement and the transactions contemplated hereby.

         9.      Miscellaneous.

                 9.1. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the parties and their respective successors and permitted assigns.

                 9.2. Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

                 9.3. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No Shareholder may assign this Agreement or any of such Shareholder's rights, interests or obligations hereunder without the prior written approval of the Buyer. The Buyer may assign its rights or obligations hereunder as permitted by law, including without limitation, to any debt or equity financing source.

                 9.4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                 9.5. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                 9.6. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if it is sent by registered or certified mail, return receipt requested, postage prepaid, or by courier, telecopy or facsimile, and addressed to the intended recipient as set forth below:

                 If to the Shareholders:           Copy to:
                 Addressed to the Share-           Paine, Hamblen, Coffin, Brooke & Miller LLP
                 holders' Agent at:                717 West Sprague
                                                   1200 Washington Trust Financial Center
                 S. 903 Blake Road                 Spokane, Washington  99204
                 Spokane, Washington  99216        Attn:  Scott L. Simpson, Esq.
                                                   Telecopy: (509) 838-0007

                 If to the Buyer:                  Copy to:

                 RentX Industries, Inc.            Sherman & Howard L.L.C.
                 1522 Blake Street                 633 Seventeenth Street, Suite 3000
                 Denver, Colorado 80202            Denver, Colorado  80202
                 Attn:  Richard M. Tyler           Attn:  B. Scott Pullara, Esq.
                 Telecopy:  (303) 620-9016         Telecopy:  (303) 298-0940


Notices will be deemed given three days after mailing if sent by certified mail, when delivered if sent by courier, and upon receipt of confirmation by person or machine if sent by telecopy or facsimile transmission. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

                 9.7. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Colorado without giving effect to any choice or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

                 9.8. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Shareholders. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence, and no waiver shall be effective unless set forth in writing and signed by the party against whom such waiver is asserted.

                 9.9. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                 9.10. Expenses. Except as otherwise provided in Section 8.2, (a) the Buyer shall bear its own costs and expenses (including, without limitation, all legal fees and expenses and all fees, commissions, expenses and other amounts payable to any broker, finder or agent) incurred by the Buyer either before or after the date of this Agreement in connection with this Agreement or the transactions contemplated hereby and (b) the Shareholders, and not the Company, shall bear all costs and expenses (including, without limitation, all legal, accounting and tax-related fees and expenses, all fees, commissions, expenses and other amounts payable to any broker, finder or agent and the costs of the environmental study to be delivered pursuant to Section 6.1) incurred by the Shareholders or Affiliates or relatives thereof either before or after the date of this Agreement or by the Company prior to the Closing in connection with this Agreement or the transactions contemplated hereby (collectively, "Company Transaction Expenses"); provided, however, that prior to the Closing Date the Company may use any cash that would otherwise be an Excluded Asset to pay Company Transaction Expenses.

                 9.11. Arbitration. Any disputes arising under this Agreement, including, without limitation, those involving claims for specific performance or other equitable relief, shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association under the authority of federal and state arbitration statutes, and shall not be the subject of litigation in any forum. The arbitration shall be conducted only in Denver, Colorado, before a single arbitrator selected by the parties or, if they are unable to agree on an arbitrator, before a panel of three arbitrators, one selected by the Buyer, one selected by the Shareholders and the third selected by the other two arbitrators. The award of the arbitrators shall be final and binding and judgment on the award may be entered by any court of competent jurisdiction. This submission and agreement shall be specifically enforceable. The prevailing party or parties in any such arbitration or in any action to enforce this agreement to arbitrate shall be entitled to all reasonable costs and expenses, including fees and expenses of the arbitrators and attorneys, incurred in connection therewith. Notwithstanding the foregoing provisions of this Section 9.11, in any legal proceeding commenced by a Governmental Authority or other Person against a party to this Agreement, that party shall have the right to bring a third party claim for indemnification against any other party which has an obligation to indemnify it pursuant to this Agreement.

                 9.12. Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The word "including" shall mean including without limitation. The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

                 9.13. Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

                 9.14. Shareholders' Agent. Each of the Shareholders hereby authorizes and appoints Milton L. Neumann to act as its, his or her exclusive agent and attorney-in-fact to act on behalf of each of them following the Closing with respect to all matters which are the subject of Sections 6, 7, 8, 9.6, 9.8 or 9.11, including, without limitation, (a) receiving or giving all notices, instructions, other communications, consents or agreements that may be necessary, required or given under any of such Sections and (b) asserting, settling, compromising, or defending, or determining not to assert, settle, compromise or defend, (i) any claims which any Shareholder may assert, or have the right to assert, against the Buyer, or (ii) any claims which the Buyer may assert, or have the right to assert, against any Shareholder. Milton L. Neumann hereby accepts such authorization and appointment. Upon the receipt of written evidence satisfactory to the Buyer to the effect that Milton L. Neumann has been substituted as agent and attorney-in-fact of the Shareholders by reason of his death, disability or resignation, the Buyer shall be entitled to rely on such substituted agent to the same extent as it was theretofore entitled to rely upon Milton L. Neumann with respect to the matters covered by this Section 9.14. No Shareholder shall act with respect to any of the matters which are the subject of Sections 6, 7, 8, 9.6, 9.8 or 9.11 except through the Shareholder's Agent. The Shareholders acknowledge and agree that the Buyer may deal exclusively with the Shareholders' Agent in respect of the above-referenced matters, that the enforceability of this Section 9.14 is material to the Buyer, and that the Buyer has relied upon the enforceability of this
Section 9.14 in entering into this Agreement.

                 [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           RENTX INDUSTRIES, INC.


                                           By: /s/ RICHARD M. TYLER
                                              ----------------------------------
                                           Name: Richard M. Tyler
                                                --------------------------------
                                           Title: President
                                                 -------------------------------


                                           SHAREHOLDERS:

                                           /s/ MILTON L. NEUMANN
                                           -------------------------------------
                                           Milton L. Neumann, Individually and
                                           as the Shareholders' Agent

                                           /s/ ALICE E. NEUMANN
                                           -------------------------------------
                                           Alice E. Neumann

                                           Milt and Alice Neumann Charitable
                                           Remainder Unitrust

                                           By: /s/ BRUCE B. BUTLER
                                               ---------------------------------
                                           Name:  Bruce B. Butler
                                           Title:  Trustee

                                           Milt and Alice Neumann Charitable
                                           Remainder Annuity Trust

                                           By: /s/ BRUCE B. BUTLER
                                               ---------------------------------
                                           Name:  Bruce B. Butler
                                           Title:  Trustee

                                           Cheryl Kettrick Charitable Trust

                                           By: /s/ BRUCE B. BUTLER
                                               ---------------------------------
                                           Name:  Bruce B. Butler
                                           Title:  Co-Trustee

                                           By: /s/ CHERYL L. KETTRICK
                                               ---------------------------------
                                           Name:  Cheryl L. Kettrick
                                           Title:  Co-Trustee

                                           Steve Neumann Charitable Trust

                                           By: /s/ BRUCE B. BUTLER
                                               ---------------------------------
                                           Name:  Bruce B. Butler
                                           Title:  Co-Trustee

                                           By: /s/ STEVE L. NEUMANN
                                               ---------------------------------
                                           Name:  Steve L. Neumann
                                           Title:  Co-Trustee

                                           Cheryl Kettrick Charitable Remainder
                                           Unitrust

                                           By: /s/ BRUCE B. BUTLER
                                               ---------------------------------
                                           Name:  Bruce B. Butler
                                           Title:  Co-Trustee

                                           By: /s/ CHERYL L. KETTRICK
                                               ---------------------------------
                                           Name:  Cheryl L. Kettrick
                                           Title:  Co-Trustee

                                           Steve Neumann Charitable Remainder
                                           Unitrust

                                           By: /s/ BRUCE B. BUTLER
                                               ---------------------------------
                                           Name:  Bruce B. Butler
                                           Title:  Co-Trustee

                                           By: /s/ STEVE L. NEUMANN
                                               ---------------------------------
                                           Name:  Steve L. Neumann
                                           Title:  Co-Trustee

                                           Jody Depew Charitable Remainder
                                           Unitrust

                                           By: /s/ BRUCE B. BUTLER
                                               ---------------------------------
                                           Name:  Bruce B. Butler
                                           Title:  Co-Trustee

                                           By: /s/ JODY DEPEW
                                               ---------------------------------
                                           Name:  Jody Depew
                                           Title:  Co-Trustee

STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that MILTON L. NEUMANN is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------


STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that ALICE E. NEUMANN is the person who appeared before me, and said person acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------

STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that BRUCE B. BUTLER, in his capacity as Trustee of the MILT AND ALICE NEUMANN CHARITABLE REMAINDER UNITRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------


STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that BRUCE B. BUTLER, in his capacity as Trustee of the MILT AND ALICE NEUMANN CHARITABLE REMAINDER ANNUITY TRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------

STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that BRUCE B. BUTLER, in his capacity as Co-Trustee of the STEVE NEUMANN CHARITABLE TRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------


STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that STEVEN L. NEUMANN, in his capacity as Co-Trustee of the STEVE NEUMANN CHARITABLE TRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------

STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that BRUCE B. BUTLER, in his capacity as Co-Trustee of the STEVE NEUMANN CHARITABLE REMAINDER UNITRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------


STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that STEVEN L. NEUMANN, in his capacity as Co-Trustee of the STEVE NEUMANN CHARITABLE REMAINDER UNITRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------

STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that BRUCE B. BUTLER, in his capacity as Co-Trustee of the CHERYL KETTRICK CHARITABLE TRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------


STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that CHERYL L. KETTRICK, in her capacity as Co-Trustee of the CHERYL KETTRICK CHARITABLE TRUST, is the person who appeared before me, and said person acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------

STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that BRUCE B. BUTLER, in his capacity as Co-Trustee of the CHERYL KETTRICK CHARITABLE REMAINDER UNITRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------


STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that CHERYL L. KETTRICK, in her capacity as Co-Trustee of the CHERYL KETTRICK CHARITABLE REMAINDER UNITRUST, is the person who appeared before me, and said person acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------

STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that BRUCE B. BUTLER, in his capacity as Co-Trustee of the JODY DEPEW CHARITABLE REMAINDER UNITRUST, is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------


STATE OF WASHINGTON       )
                          )   ss
County of Spokane         )

         I certify that I know or have satisfactory evidence that JODY DEPEW, in her capacity as Co-Trustee of the JODY DEPEW CHARITABLE REMAINDER UNITRUST, is the person who appeared before me, and said person acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.


         Dated May 28, 1996
               ---------------------------------

                                           /s/ JEAN ANDERSON
                                           -------------------------------------
                                           Print Name: Jean Anderson
                                                       -------------------------
                                           Notary Public in and for the State of
                                           Washington, residing at Spokane
                                           My Commission Expires: 4-15-97
                                                                  --------------